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                                                                  EXHIBIT 10(b)


                                 UNITED STATES
                             LIME & MINERALS, INC.

                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN
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                      UNITED STATES LIME & MINERALS, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

                               TABLE OF CONTENTS

ARTICLE I  INTRODUCTION                                                                                            1

      Section 1.01  Background and Effective Date                                                                  1
      Section 1.02  Purpose                                                                                        1
      Section 1.03  Interpretation                                                                                 2

ARTICLE II  DEFINITIONS                                                                                            2

ARTICLE III  ELIGIBILITY AND PARTICIPATION                                                                        13

      Section 3.01  Eligibility Requirements                                                                      13
      Section 3.02  Excluded Employees                                                                            13
      Section 3.03  Participation                                                                                 13
      Section 3.04  Special Provisions for Participants Who Enter the Armed Forces                                14

ARTICLE IV  CONTRIBUTIONS                                                                                         14

      Section 4.01  Employer Contributions                                                                        14
      Section 4.02  Employee Contributions                                                                        15
      Section 4.03  Rollover Contributions                                                                        15
      Section 4.04  Trustee-to-Trustee Transfers                                                                  15
      Section 4.05  Deduction Limitation                                                                          15
      Section 4.06  Investment of Employer Contributions                                                          15
      Section 4.07  Diversification of Rights                                                                     16
      Section 4.08  Acquisition Loans                                                                             18
      Section 4.09  Accounting for Financed Shares                                                                21

ARTICLE V  ALLOCATIONS, VALUATION, AND VESTING                                                                    21

      Section 5.01  Allocation of Employer Contributions and Forfeitures                                          21


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
      Section 5.02  Participants Eligible to Receive and Allocation                                               21
      Section 5.03  Allocation Limitations                                                                        21
      Section 5.04  Allocation of Financed Shares                                                                 27
      Section 5.05  Allocation of Cash Dividends                                                                  28
      Section 5.06  Allocation of Stock Dividends                                                                 28
      Section 5.07  Allocation of Income                                                                          29
      Section 5.08  Adjustments for Allocation Error                                                              29
      Section 5.09  Valuations                                                                                    29
      Section 5.10  Vesting                                                                                       29

ARTICLE VI  DISTRIBUTIONS                                                                                         32

      Section 6.01  Distributions While In-Service                                                                32
      Section 6.02  Distributions Upon Separation from Service - Small Account Balances                           32
      Section 6.03  Distributions Upon Separation from Service - Account Balances of $3,500                       33
      Section 6.04  Distributions Upon Retirement                                                                 33
      Section 6.05  Distributions Upon Death                                                                      33
      Section 6.06  Distributions Upon Disability                                                                 34
      Section 6.07  Beneficiary Provisions                                                                        34
      Section 6.08  Consent of the Participant Required for Distribution of Account Balances Greater than $3,500  35
      Section 6.09  Commencement of Benefits                                                                      36
      Section 6.10  Required Distributions                                                                        36
      Section 6.11  Financed Shares                                                                               36
      Section 6.12  Form of Distribution                                                                          36
      Section 6.13  Method of Payment                                                                             37
      Section 6.14  Trustee-to-Trustee Transfers                                                                  37
      Section 6.15  Rollovers to Other Plans or IRAS                                                              38

ARTICLE VII  VOTING RIGHTS OF COMPANY STOCK                                                                       39

      Section 7.01  Voting Rights                                                                                 39
      Section 7.02  Notice Required                                                                               39

ARTICLE VIII  PLAN ADMINISTRATION                                                                                 39


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
      Section 8.01  Duties of the Company                                                                         39
      Section 8.02  The Committee                                                                                 40
      Section 8.03  Appointment of Advisor                                                                        40
      Section 8.04  Powers and Duties of the Committee                                                            40
      Section 8.05  Organization and Operation                                                                    41
      Section 8.06  Claims Procedure                                                                              41
      Section 8.07  Records and Reports                                                                           42
      Section 8.08  Liability                                                                                     43
      Section 8.09  Reliance and Statements                                                                       43
      Section 8.10  Remuneration and Bonding                                                                      43
      Section 8.11  Committee Decisions Final                                                                     44

ARTICLE IX  TRUST AGREEMENT                                                                                       44

      Section 9.01  Establishment of Trust                                                                        44
      Section 9.02  Contributions to Trustee                                                                      44
      Section 9.03  Purpose of the Trust                                                                          44
      Section 9.04  Distributions                                                                                 45
      Section 9.05  Exclusive Benefit                                                                             45
      Section 9.06  Expenses of the Plan and Trust                                                                46
      Section 9.07  Duties and Responsibilities of Trustee                                                        46
      Section 9.08  Specific Powers and Duties of Trustee                                                         47
      Section 9.09  Investment Manager                                                                            50
      Section 9.10  Compensation of Trustee and Agents                                                            50
      Section 9.11  Reports of Trustee                                                                            50
      Section 9.12  Resignation, Removal, and Substitution of Trustee                                             51
      Section 9.13  The Committee                                                                                 51
      Section 9.14  Amendment and Termination                                                                     51
      Section 9.15  Irrevocability                                                                                52


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
      Section 9.16  Parties to the Trust Agreement                                                                52
      Section 9.17  Trustee Action                                                                                53

ARTICLE X  AMENDMENT, TERMINATION, AND MERGER                                                                     53

      Section 10.01  Amendment                                                                                    53
      Section 10.02  Termination                                                                                  53
      Section 10.03  Merger, Consolidation, Transfer                                                              54

ARTICLE XI  TOP-HEAVY PROVISIONS                                                                                  54

      Section 11.01  Applicability                                                                                54
      Section 11.02  Top-Heavy Definitions                                                                        54
      Section 11.03  Minimum Allocation                                                                           57
      Section 11.04  Nonforfeitability of Minimum Allocation                                                      58
      Section 11.05  Allocation Limitations                                                                       58
      Section 11.06  Top-Heavy Vesting                                                                            58

ARTICLE XII  GENERAL PROVISIONS                                                                                   59

      Section 12.01  Governing Law                                                                                59
      Section 12.02  Power to Enforce                                                                             59
      Section 12.03  Alienation of Benefits                                                                       59
      Section 12.04  Not an Employment Contract                                                                   59
      Section 12.05  Discretionary Acts                                                                           60
      Section 12.06  Interpretation                                                                               60

ARTICLE XIII  PARTICIPATING EMPLOYERS                                                                             60

      Section 13.01  Adoption by Other Employers                                                                  60
      Section 13.02  Requirements of Participating Employers                                                      60
      Section 13.03  Designation of Agent                                                                         61
      Section 13.04  Participating Employer's Contribution                                                        61
      Section 13.05  Discontinuance of Participation                                                              61


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
      Section 13.06  Committee's Authority                                                                        62

ARTICLE XIV  SIGNATURE PAGE                                                                                       62


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                                   ARTICLE I
                                  INTRODUCTION


SECTION 1.01  BACKGROUND AND EFFECTIVE DATE.

The Company established the Rangaire Corporation Employee Stock Ownership Plan (the "Plan") to enable Participants to share in the growth and prosperity of the Company and to provide Participants with an opportunity to accumulate capital for their future economic security effective as of August 1, 1975. The Plan has been amended from time to time, with a total of five amendments through 1984, and was restated and amended to comply with the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1954, as amended, effective August 1, 1985. The Company now desires to restate and amend the Plan to reflect applicable changes in the law and to change the name of the Plan to reflect the change in corporate name.Therefore, the Company hereby amends and restates the Plan as the United States Lime & Minerals, Inc. Employee Stock Ownership Plan, effective as of August 1, 1989 (except as otherwise provided herein).

The terms of this document set forth the controlling provisions of the Plan for all persons who are eligible Employees on or after the Effective Date; provided, however, that to the extent required under section 411(d)(6) of the Code and related Regulations, the applicable provisions of the preceding Plan documents are incorporated herein by reference.

Except as may be required by ERISA or the Code, the rights of any person whose status as an Employee has terminated shall be determined pursuant to the Plan as in effect on the date such employment terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.


SECTION 1.02  PURPOSE.

The purpose of the Plan is to reward eligible Employees of the Employers for their loyal and faithful service by providing them with an opportunity to become stockholders of the Company. The Plan is designed to invest primarily in Company Stock. The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits eligible Employees are entitled to receive under any other programs of the Employers and from the federal Social Security Act. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the eligible Employees of the Employers and their Beneficiaries. The Plan is intended to be qualified under section 401(a) of the Code and the Trust under the Plan is intended to be exempt from tax under section 501(a) of the Code. The Plan also is intended to be a stock bonus plan qualified under section 401(a) of the Code and an ESOP.

The Plan is permitted to borrow funds to finance the acquisition of Company Stock. Any loans made to the Plan to finance the acquisition of Company Stock must meet the requirements of an Acquisition Loan, as defined in Section 2.02 of the Plan.





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SECTION 1.03  INTERPRETATION.

Throughout the Plan, certain words and phrases have meanings which are specifically defined for purposes of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase are capitalized. The definitions of these words and phrases are principally set forth in Article II of the Plan.

Wherever appropriate, pronouns of any gender shall be deemed synonymous as shall singular and plural pronouns.


                                   ARTICLE II
                                  DEFINITIONS

When used herein the following words and phrases shall have the meaning set forth below:


SECTION 2.01  ACCOUNTS.

"Accounts" or "Account" means the interest of a Participant in the assets of the Trust.

Each Participant's interest shall be segregated into the following account(s) which shall reflect, in addition to contributions allocated thereto, earnings, gains, losses, and expenses:

a. Company Stock Account. The separate account maintained for a Participant reflecting Company Stock allocated to the Participant and any earnings, gains, losses, and expenses thereon.

b. Other Investments Account. The separate account maintained for a Participant reflecting investments of the Plan other than Company Stock, attributable to Employer Contributions contributed to the Plan after the Effective Date which are not invested in Company Stock and any earnings, gains, losses, and expenses thereon.

c. Special Stock Account. The portion of the Company Stock Account maintained for Participants to whom shares of Company Stock attributable to specially designated Employer contributions were allocated. The Special Stock Account was initially established and maintained to qualify the Plan as a tax credit employee stock ownership plan. Contributions are no longer allocated to the Special Stock Account, and the balance of the Special Stock Account is 100% vested notwithstanding any provision of this Plan to the contrary.

The Committee may in its discretion, establish additional accounts and subaccounts within each separate account.





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SECTION 2.02  ACQUISITION LOAN.

"Acquisition Loan" means a loan (or other extension of credit) made to the Trust to finance the acquisition of Company Stock, which satisfies the requirements of section 2550.408b-3 of the Department of Labor regulations, section 54.4975-7(b) of the Regulations and Section 4.08 of the Plan.


SECTION 2.03  AFFILIATE.

"Affiliate" means a member of a "controlled group of corporations," within the meaning of section 414(b) of the Code which includes the Company; any unincorporated trade or business which is in common control with the Company as determined in accordance with section 414(c) of the Code; or any organization which is a member of an affiliated service group with the Company within the meaning of section 414(m) of the Code; and any other organization required to be aggregated with the Company pursuant to section 414(o) of the Code.


SECTION 2.04  ALLOCATED SHARES.

"Allocated Shares" mean shares of Company Stock that have been allocated to and are held in Participants' Company Stock Accounts.


SECTION 2.05  BENEFICIARY.

"Beneficiary" means the person or persons or a trust affirmatively designated by the Participant to receive all or a portion of such Participant's benefits, in accordance with the provisions of Article VI, in the event the Participant dies.


SECTION 2.06  CODE.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.


SECTION 2.07  COMMITTEE.

"Committee" means the person or persons described in Section 8.02 of the Plan.





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SECTION 2.08  COMPANY.

"Company" means United States Lime & Minerals, Inc., and any successor through merger, consolidation, or purchase of substantially all of the assets of United States Lime & Minerals, Inc. which, within ninety (90) days after such succession, agrees to continue the Plan.


SECTION 2.09  COMPANY STOCK.

"Company Stock" means shares of common stock issued by the Company or by an Affiliate which is readily tradable on an established securities market. If there is no common stock which meets these requirements, "Company Stock" means shares of common stock issued by the Company or by an Affiliate having the greatest voting power and dividend rights and which constitute "employer securities" under section 409(l) of the Code and "qualifying employer securities" under section 4975(e)(8) of the Code and section 54.4975-12 of the Regulations. Noncallable preferred stock shall also constitute "Company Stock," if such stock is convertible at any time into stock which constitutes "Company Stock" and, if such conversion is at a conversion price which (as of the date of acquisition by the Plan) is reasonable.


SECTION 2.10  COMPENSATION.

"Compensation" means all remuneration paid to a Participant by the Employer during the Plan Year as wages within the meaning of section 3401(a) and all other payments of compensation to an Employee by the Employer during the Plan Year for which the Employer is required to furnish a Form W-2. Compensation is determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed. Compensation shall include any amount that, as a result of a salary reduction agreement, is not includible in a Participant's gross income under sections 125, 402(e)(3), 402(h) or 403(b) of the Code. Effective for Plan Years beginning on or after August 1, 1995, Compensation shall not include the amount of any bonus paid to a Participant during such Plan Year.

The annual Compensation of each Participant taken into account under the Plan for any Plan Year beginning prior to January 1, 1994 shall not exceed $200,000, as adjusted by the Secretary of the Treasury in accordance with section 401(a)(17) of the Code. For Plan Years beginning on or after January 1, 1994, the Compensation Limit shall be $150,000 as adjusted by the Secretary of the Treasury in accordance with section 401(a)(17) of the Code ("Compensation Limit"). The Compensation Limit for a Plan Year shall be the Compensation Limit in effect for the calendar year in which the Plan Year begins. If Compensation is determined on the basis of a period of less than twelve (12) calendar months, then the





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
Compensation Limit is the Compensation Limit in effect for the calendar year in which the period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12). In determining the Compensation of a Participant for purposes of the Compensation Limit, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year. If as a result of the application of such rules the Compensation Limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined prior to the application of this limitation.

SECTION 2.11  DEFINED BENEFIT PLAN.

"Defined Benefit Plan" means a defined benefit plan within the meaning of section 3(35) of ERISA maintained by the Company or an Affiliate which is intended to meet the requirements of section 401(a) of the Code.


SECTION 2.12  DEFINED CONTRIBUTION PLAN.

"Defined Contribution Plan" means a defined contribution plan within the meaning of section 3(34) of ERISA maintained by the Company or an Affiliate which is intended to meet the requirements of section 401(a) of the Code.



SECTION 2.13  DISABILITY.

"Disability" means a physical or mental condition which, in the opinion of the Committee, totally and presumably permanently prevents a Participant from performing substantially the same duties assigned to such Participant by the Participant's Employer at the time such condition develops. A determination that a Disability exists shall be based upon competent medical evidence satisfactory to the Committee. The date any Participant's Disability occurs shall be deemed to be the date such condition is determined to exist by the Committee.


SECTION 2.14  EARLY RETIREMENT DATE.

"Early Retirement Date" means the first day of the month coinciding with or following the date on which a Participant attains fifty-five and (55) years of age and has completed at least ten (10) Years of Service with the Employer. "Early Retirement" shall refer to a Participant's retirement after his Early Retirement Date, but before attaining Normal Retirement Age.

SECTION 2.15  EFFECTIVE DATE.

Unless otherwise provided, "Effective Date" of this Plan means August 1, 1989.





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
SECTION 2.16  EMPLOYEE.

"Employee" means any common law employee of the Employer. The term Employee shall not include any individual who is a Leased Employee. A "Leased Employee" means any person (other than an Employee of an Employer) who pursuant to an agreement between an Employer and any other person ("Leasing Organization") has performed services for such Employer (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of such Employer.


SECTION 2.17  EMPLOYER.

"Employer" means the Company and any Affiliate which adopts the Plan pursuant to Article XIV. The Company shall act as agent for each other participating Affiliate for purposes of this Plan.


SECTION 2.18  EMPLOYER CONTRIBUTIONS.

"Employer Contributions" means the contributions by the Employer as described in Section 4.01.


SECTION 2.19  EMPLOYMENT COMMENCEMENT DATE.

"Employment Commencement Date" means the date an Employee first performs an Hour of Service for an Employer.


SECTION 2.20  ERISA.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.


SECTION 2.21  ESOP.

"ESOP" means an employee stock ownership plan that meets the requirements of section 4975(e)(7) of the Code and section 54.4975-11 of the Regulations.





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
SECTION 2.22  FINANCED SHARES.

"Financed Shares" means shares of Company Stock acquired by the Trust with the proceeds of an Acquisition Loan.


SECTION 2.23  FORFEITURES.

"Forfeitures" means the non-Vested portion of a Participant's Account which is allocated to other Participants on account of a termination of employment by the Participant prior to the time such Participant becomes one hundred percent (100%) Vested in the Account. A Forfeiture occurs on the earlier of the last day of the Plan Year following the distribution of the entire Vested portion of a Participant's Account, or the last day of the Plan Year in which the fifth
(5th) consecutive One-Year Break in Service occurs.


SECTION 2.24  HIGHLY COMPENSATED EMPLOYEE.

For purposes of this definition, Employer includes Affiliates that have not adopted the Plan.

a. For Plan Years beginning prior to August 1, 1994, the term "Highly Compensated Employee" means any Employee who performs service for the Employer during the determination year (defined herein) and who, during the look-back year (defined herein): (1) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (2) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the "top-paid group" as defined in section 414(q)(4) of the Code, for such year; or (3) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term "Highly Compensated Employee" also includes: (1) Employees who are both described in the preceding sentence, if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and (2) Employees who are five percent owners at any time during the look-back year or determination year.

      If no officer has satisfied the Compensation requirement of (3) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

      For this purpose, the "determination year" shall be the calendar year ending within the Plan Year. The "look-back year" shall be the twelve-month period immediately preceding the determination year.





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
      The term "Highly Compensated Employee" also means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

      If any Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and five percent owner or top-ten Highly Compensated Employee.
      For purposes of this Section 2.24, family member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee, and the Spouses of such lineal ascendants and descendants.

      The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the Regulations thereunder.


b. For Plan Years beginning on August 1, 1994 and after, the term "Highly Compensated Employee" means any Employee who performs service for the Employer as of each July 31 who: (1) was a five percent owner of the Employer; (2) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (3) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the "top-paid group" as defined in section 414(q)(4) of the Code, for such year; or (4) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

      If any Employee is a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the five-percent owner or top- ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and five percent owner or top-ten Highly Compensated Employee. For





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
      purposes of this Section 2.24, family member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee, and the Spouses of such lineal ascendants and descendants.

      The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the Regulations thereunder.


SECTION 2.25  HOUR OF SERVICE.

For purposes of this definition, Employer includes Affiliates which have not adopted the Plan. "Hour of Service" means:

a. Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. However, for Plan Years ending on or prior to July 31, 1995, salaried Employees shall be credited with forty-five (45) Hours of Service for each week that such Employees are entitled to be credited with one Hour of Service under this Section 2.25. Beginning August 1, 1995, salaried Employees shall be credited with an Hour of Service for each hour such Employee is paid or entitled to payment for the performance of services. These hours will be credited to the Employee for the computation period in which the duties are performed.

b. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. No more than five hundred one (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor regulations which is incorporated herein by this reference; and

c. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.





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
SECTION 2.26  LOAN SUSPENSE ACCOUNT.

"Loan Suspense Account" means the Account to which the Company Stock acquired with the proceeds of an Acquisition Loan are initially allocated, as described in Section 5.04.


SECTION 2.27  NON-HIGHLY COMPENSATED EMPLOYEE.

The term "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.


SECTION 2.28  NORMAL RETIREMENT AGE.

"Normal Retirement Age" means age sixty-five (65). "Normal Retirement Date" shall mean the first day of the month which coincides with or, if none, next follows the sixty-fifth (65th) birthday of a Participant. "Normal Retirement" shall refer to a Participant's retirement after his Normal Retirement Date.


SECTION 2.29  ONE-YEAR BREAK IN SERVICE.

"One-Year Break in Service" means a twelve-consecutive-month period during which the Participant does not complete more than five hundred (500) Hours of Service. For purposes of this definition, Employer includes Affiliates which have not adopted the Plan.

Solely for purposes of determining whether a break in service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins, if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

However, no credit will be given for such absences from work, unless the Employee furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for the reason(s) referred to above, and the number of days for which there was such an absence.

SECTION 2.30  PARTICIPANT.

"Participant" means an Employee of the Employer who participates in the Plan under Article III; a former Employee who had participated in the Plan under
Article III, and who continues to be entitled to a Vested benefit under the Plan; or a former Employee who has participated in the Plan under Article III, and who has not yet incurred a One-Year Break in Service.


SECTION 2.31  PLAN.

"Plan" means the United States Lime & Minerals, Inc. Employee Stock Ownership Plan and Trust, as set forth herein, and as may be amended from time to time.


SECTION 2.32  PLAN YEAR.

"Plan Year" means the twelve-consecutive-month period which begins on August 1, and each anniversary thereof.


SECTION 2.33  REGULATIONS.

"Regulations" means the regulations promulgated by the Secretary of the Treasury that pertain to the Code.


SECTION 2.34  REQUIRED DISTRIBUTIONS.

"Required Distribution" means the minimum required distribution to a Participant upon attaining age 70 1/2, as required under section 401(a)(9) of the Code and set forth in Section 6.10.


SECTION 2.35  SPOUSE.

"Spouse" means the Spouse or surviving Spouse of the Participant, provided that a former Spouse shall be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as defined in section 414(p) of the Code.


SECTION 2.36  TOP-HEAVY.

For the definition of Top-Heavy and related terms, see Article XI.

SECTION 2.37  TRUST.

"Trust" means the Trust as established in Article IXand maintained for purposes of the Plan which is administered by the Trustee in accordance with the provisions of the Trust agreement between the Company and the Trustee.


SECTION 2.38  TRUSTEE.

"Trustee" means the party or parties named under the Trust who shall have exclusive authority and discretion to manage and control the assets of the Plan, except to the extent the Plan expressly provides that the Trustee is subject to the direction of the Committee in accordance with a comprehensive basis of accounting determined by the Committee.


SECTION 2.39  TRUST FUND.

"Trust Fund" means all money and other property received or held by the Trustee, plus all income and gains and minus all losses, expenses, and distributions chargeable to the Trust.


SECTION 2.40  UNALLOCATED SHARES.

"Unallocated Shares" means shares of Company Stock that are being held in the Loan Suspense Account.


SECTION 2.41  VALUATION DATE.

"Valuation Date" means the last day of the Plan Year, and any other date specifically designated by the Committee, in its sole discretion, which is deemed appropriate or necessary in order to establish the current value of the Trust Fund under ERISA section 3(26) to value Trust assets, on which date the fair market value of Trust assets shall be determined. The designation of a special date by the Committee for valuation purposes shall not change the Valuation Date from the last day of the Plan Year and shall be in addition to such date, unless otherwise determined by the Employer or Committee.


SECTION 2.42  VESTED.

"Vested" means the nonforfeitable portion of any Account maintained on behalf of a Participant.

SECTION 2.43  YEAR OF SERVICE.

For purposes of vesting, "Year of Service" means a Plan Year during which an Employee is credited with at least 1,000 Hours of Service.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION


SECTION 3.01  ELIGIBILITY REQUIREMENTS.

Except for Employees described in Section 3.02, all Employees shall be eligible to participate in the Plan.


SECTION 3.02  EXCLUDED EMPLOYEES.

Employees in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining, shall be excluded from the Plan. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.


SECTION 3.03  PARTICIPATION.

a. An Employee shall become a Participant in the Plan on the first day of the Plan Year coinciding with or next following the Employee's Employment Commencement Date.

b. In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately.

c. In the case of a Participant who terminates employment with the Employer and is subsequently reemployed by the Employer before a One-Year Break in Service occurs, such Participant shall continue to participate in the Plan in the same manner as if such termination had not occurred.

d. In the case of a Participant who terminates employment with the Employer and is subsequently reemployed by the Employer after incurring a One-Year Break in Service, such Participant shall begin participating in the Plan immediately upon such Participant's Employment Commencement Date. If the former Participant received a distribution of such Participant's entire Vested interest (including where the Participant had no Vested amount in such Participant's account) prior to reemployment, such Participant's forfeited Accounts shall be restored only if the Participant repays the full amount distributed before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of the distribution. In the event the former Participant repays the full amount distributed, the undistributed portion of the Participant's Accounts must be restored in full, unadjusted by gains or losses occurring after the Valuation Date preceding the distribution.

SECTION 3.04  SPECIAL PROVISIONS FOR PARTICIPANTS WHO ENTER THE ARMED FORCES.

If a Participant is absent from employment for voluntary or involuntary military service with the armed forces of the United States and returns to employment as an Employee within the period required under the law pertaining to veterans' reemployment rights, the Participant shall receive service credit for the period of absence from employment.


                                   ARTICLE IV
                                 CONTRIBUTIONS

SECTION 4.01  EMPLOYER CONTRIBUTIONS.

Each Plan Year the Employer, in its discretion, may make an Employer Contribution to the Trust, as the Board of Directors of such Employer shall determine. At the time of determining and authorizing any contribution hereunder, the Board of Directors of the Employer shall determine what portion, of such contribution is to be allocated between the other Investments Accounts and the Company Stock Account. Notwithstanding the ability of the Employer to make discretionary contributions to the Plan, the Employer shall be required to make cash contributions to the Plan in such amounts and at such times as may be needed to provide the Trustee with cash to pay any currently maturing obligations under an Acquisition Loan.

Employer Contributions will be paid in cash, Company Stock, or other property as the Employer may, from time to time, determine. Company Stock and other property will be valued at their then fair market value. Notwithstanding the Employer's discretion with respect to the form of Employer Contribution, an Employer Contribution shall not be paid in any form which would make such contribution a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

Notwithstanding any other Employer Contributions for any Plan Year, the Employer shall make such additional contributions as necessary to reinstate former Participant's Accounts pursuant to Section 3.03(d), and to meet the special dividend allocation requirement on Company Stock under Section 5.05(b).

The Employer shall pay to the Trustee any discretionary contributions to the Plan for each Plan Year no later than the time prescribed for filing the Employer's federal income tax return, including extensions, for the tax year ending with or within such Plan Year.


SECTION 4.02  EMPLOYEE CONTRIBUTIONS.

Employee contributions are neither required nor permitted under the Plan.


SECTION 4.03  ROLLOVER CONTRIBUTIONS.

The Committee may in its discretion accept rollover contributions of assets from another plan, if the Participant demonstrates to the satisfaction of the Committee that such Plan satisfies the applicable requirements of section 401(a) of the Code.


SECTION 4.04  TRUSTEE-TO-TRUSTEE TRANSFERS.

The Committee may in its discretion accept a transfer of assets from another plan if the Participant demonstrates to the satisfaction of the Committee that such plan satisfies the applicable requirements of section 401(a) of the Code. However, transfers of funds to this Plan shall not be permitted, if such transfer is from a defined benefit plan, or from a defined contribution plan that is either subject to the funding standards of Code section 412 or other wise subject to the requirements of Code section 401(a)(11).


SECTION 4.05  DEDUCTION LIMITATION.

Employer Contributions for any Plan Year under this Article IV are conditioned on such contributions being deductible for such Plan Year under section 404 of the Code.


SECTION 4.06  INVESTMENT OF EMPLOYER CONTRIBUTIONS.

a.    The Plan is designed to invest primarily in Company Stock.

b. Employer contributions in cash and other cash received by the Trust Fund shall first be applied to pay any current obligations of the Trust.

c. With due regard to subparagraph (a) above, the Committee may also direct the Trustee to invest funds under the Plan in other property described in the Trust or in life insurance policies to the extent permitted by
      Article VII, or the Trustee may hold such funds in cash or cash equivalents.

d. The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

e. The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer pursuant to Section 4.08(i).

f. The protections and rights set forth in Section 4.08(h) and 4.08(i) with respect to Company Stock acquired with the proceeds of an Acquisition Loan are nonterminable as set forth in section 54.4975-11(a)(3)(ii) of the Regulations.

g. All purchases of Company Stock shall be made at a price which, in the judgment of the Committee, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Committee, is not less than the fair market value thereof. The valuation rule set forth in Section 5.09 shall be applicable.

h. The Trustee may time the execution of purchases and sales of shares of Company Stock, for the purpose of limiting or spreading daily volume, or otherwise, as deemed in the best interests of the Participants and their Beneficiaries.


SECTION 4.07  DIVERSIFICATION RIGHTS.

a. Each Qualified Participant, as defined below, shall be permitted to direct the Plan as to the investment of up to twenty-five percent (25%) of such Participant's Accounts within ninety (90) days after the last day of each Plan Year during the Participant's Qualified Election Period, as defined below. Within ninety (90) days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of up to fifty percent (50%) of the value of such Account balance. For the purposes of this Section 4.07:

      1. "Qualified Participant" means a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation in the Plan and.

      2. "Qualified Election Period" means the Plan Year and the five successive Plan Year periods following the Plan Year in which the Participant becomes a Qualified Participant.

b. The Qualified Participant's direction shall be provided to the Committee in writing; shall be effective no later than one hundred eighty (180) days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in this Section
      4.07 the Participant selects and the portion of his Vested Account balance to be invested in accordance with direction.

c.    The Qualified Participant, making the election provided in this Section
      4.07 may select any of the following options:

      1. At the election of the Qualified Participant, the Plan shall distribute (notwithstanding section 409(d) of the Code) the portion of the Participants Vested Account that is covered by the election made within ninety (90) days after the last day of the period during which the election can be made. Such distributions shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Company Stock from the Plan. This subsection (c)(1) shall apply notwithstanding any other provisions of the Plan other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $3,500. If the Participant does not consent, such amount shall be retained in this Plan.

      2. In lieu of a distribution under subsection (c)(1), the Qualified Participant who has the right to receive a cash distribution under subsection (c)(1) above may direct the Plan to transfer the portion of the Participant's Account that is covered by the election to any qualified plan of the Company which accepts such transfers, provided that such plan permits employee directed investment, such plan offers at least three (3) investment options other than Company Stock consistent with regulations to be issued by the Secretary of the Department of Labor and such plan does not invest in Company Stock to a substantial degree. Such transfer shall be made no later than ninety days after the last day of the period during which the election can be made.

d. Pursuant to this Section 4.07, each Participant is authorized and empowered, in such Participant's sole and absolute discretion, to give directions to the Trustee in such form as the Trustee may require concerning the investment of the Participant's Account, which directions must be followed by the Trustee. Neither the Trustee nor any other persons including Committee or otherwise shall be under any duty to question any such direction of the Participant or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. Any such direction may be of a continuing nature or otherwise and may be revoked by the Participant at any time in such form as the Trustee may require. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such direction improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Account.


SECTION 4.08  ACQUISITION LOANS.

The Company may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior Acquisition Loan, provided such loan is primarily for the benefit of Participants and their Beneficiaries and such Acquisition Loan meets the following requirements:

a. The terms of an Acquisition Loan, at the time the Acquisition Loan is made, must be at least as favorable to the Plan as the terms of a comparable loan resulting from arm's-length negotiations between independent parties.

b. The Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and, except in the event of default, shall not be payable on demand. In determining what is a reasonable rate of interest, all relevant factors will be considered, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and Trust and the guarantor (if any) and the interest rate prevailing for comparable loans. A variable rate of interest is permissible if determined to be reasonable.

c. In the event of a default on the Acquisition Loan, the value of Trust Funds transferred in satisfaction of the loan shall not exceed the amount of the default. If the lender is a "disqualified person" (within the meaning of Code section 4975(e)(2)), or a party in interest (within the meaning of ERISA section 3(14)), the Acquisition Loan must provide for a transfer of Trust Funds, or plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Acquisition Loan.

d. The Acquisition Loan may require that the Company or an Affiliate guarantee repayment, and the Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired (or Financed Shares acquired with a previous Acquisition Loan now repaid with the current Acquisition Loan proceeds). No other Trust Funds, or any assets of the Plan, may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Funds, or any assets of the plan, other than Financed Shares remaining subject to a pledge, other collateral given for the Acquisition Loan, Employer Contributions (other than contributions of Company Stock) made for the purpose of satisfying the Acquisition Loan, and earnings on such Financed Shares, Employer Contributions, and such other assets of the Plan, if any, as permitted recourse under Code section 4975. Any pledge of Financed Shares must specifically provide for the release of shares so pledged in accordance with Section 5.04. Such Financed Shares shall be allocated to Participants' Accounts, as provided in Article V.

e. Repayments of principal and interest on any Acquisition Loan shall be made by the Trustee (as directed by the Company or Committee) only from
      (1) Employer Contributions, paid in cash to enable the repayment of such Acquisition Loan; (2) Financed Shares or other collateral given for the loan; (3) earnings on such Employer Contributions and any cash dividends or other earnings received by the Trust on such Financed Shares; (4) earnings attributable to such permissible collateral other than Financed Shares; and (5) the proceeds of a subsequent Acquisition Loan incurred to repay an existing Acquisition Loan. The Committee shall instruct the Trustee as to the priority and source of Acquisition Loan repayments.

f. The repayments made with respect to an Acquisition Loan during a Plan Year must not exceed an amount equal to the sum of Employer Contributions and earnings received during or prior to such Plan Year, less such payments in prior Plan Years. Such Employer Contributions and earnings must be accounted for separately in the books of account of the Plan until the Acquisition Loan is repaid.

g. All proceeds of an Acquisition Loan shall be used within a reasonable time after receipt by the Trustee only to purchase Company Stock, or to repay amounts under any Acquisition Loan.

h. Except as provided herein or in Section 4.08(i) below, no Company Stock acquired with the proceeds of a loan described herein may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan or its related Trust, whether or not the Plan is then an "ESOP" within the ambit of section 54.4975-7(b)(4) of the Regulations, unless specifically required or permitted by such Regulations. A holder ("Shareholder") of shares of Company Stock which have been distributed by the Trustee, may not, for valuable consideration, sell, assign, pledge, convey in trust, or otherwise transfer or encumber in any manner or by any means whatever ("Transfer") any interest in all or any part of Company Stock held by him, except in accordance with the terms and conditions of this Section 4.08(h), if at the time of such Transfer the Company Stock is not publicly traded. Provided, however, "Transfer" shall not include any transfer of such shares by reason of a Participant's death, any transfer to an alternate payee, or the transfer by a Participant or his surviving Spouse of the shares to an individual retirement account described in Code section 408(a) in a transaction described in Code section 402(a)(5). Upon the receipt of the Notice described below, the Company shall have the first option to purchase the shares to be Transferred by the Shareholder, and, if that option is not exercised in full by the Company, then Trustee shall have the option to purchase shares not purchased by the Company. Prior to any proposed Transfer, the Shareholder must first give written notice ("Notice") to the Committee that he intends to Transfer his shares of Company Stock or any interest therein, which Notice shall state the number of shares to be Transferred, the name of the proposed transferee, the consideration for the proposed Transfer and the terms and conditions of the Transfer. The Shareholder shall also submit with the Notice copies of all papers and other documents to be used in connection with the proposed Transfer. Any deviation in the terms of such Transfer, however slight, shall require a new Notice thereby effecting a new option under this Section 4.08(h).

i. Any Company Stock acquired with the proceeds of an Acquisition Loan, if it is not publicly traded when distributed or is subject to a trading limitation when distributed, must be subject to a put option. The put option is to be exercisable only by the Participant, the Participant's donees, an alternate payee, a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death, or the custodian or trustee of an individual retirement account described in Code section 408(a) established by the Participant or such Participant's surviving Spouse. The put option must permit the Participant to put the Company Stock to the Company. The put option must be exercisable during the sixty (60) consecutive days beginning on the date that the Company Stock subject to the put option is distributed by the Plan, and for another sixty (60) consecutive days during the Plan Year next following the Plan Year in which the shares were distributed. The put option may be exercised by the holder notifying the Company in writing that the put option is being exercised. The period during which a put option is exercisable does not include any period when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law. The price at which the put option is exercisable is the fair market value of the Company Stock determined in good faith based on all relevant factors, determined as of the most recent Valuation Date. The fair market value of each share shall, for this purpose, be determined on an enterprise basis without minority discount.

      Payment pursuant to the put option shall be made: (1) in the case of distribution of the Participant's entire Account within one taxable year of the recipient, no less rapidly than in substantially equal installments at least annually over a period beginning no later than thirty (30) days after the exercise of the put option and not exceeding five (5) years in all; adequate security shall be provided and reasonable interest shall be paid on any installments outstanding after thirty (30) days after exercise of the put option; and (2) in the case of any other form of distribution not described in (1), within thirty (30) days of the exercise of the put option. Payment pursuant to the put option shall be made no less rapidly than in substantially equal installments at least annually over a period beginning no later than thirty (30) days after the put option and not exceeding five (5) years in all, except that the repayment period may be extended to a date no later than ten (10) years after the earlier of the date the put option is exercised or the date of final repayment of any debt incurred in connection with the acquisition of the Company Stock. The provisions described in this Section 4.08(i) are nonterminable, even if the Acquisition Loan is repaid or the Plan ceases to be an employee stock ownership plan.

SECTION 4.09  ACCOUNTING FOR FINANCED SHARES.

If Financed Shares are acquired by the Trustee with the proceeds of an Acquisition Loan, such Financed Shares shall be credited to the Loan Suspense Account and accounted for separately both before and after their release from the Loan Suspense Account.



                                   ARTICLE V
                      ALLOCATIONS, VALUATION, AND VESTING

SECTION 5.01  ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

As of the Valuation Date, Employer Contributions and Forfeitures for the Plan Year shall be allocated to the Accounts of each Participant described in
Section 5.02 in the ratio that each Participant's Compensation bears to the sum of the Compensation of all Participants eligible to receive an allocation for that Plan Year in accordance with Section 5.02 of the Plan.


SECTION 5.02  PARTICIPANTS ELIGIBLE TO RECEIVE AN ALLOCATION.

Each Plan Year, Employer Contributions made pursuant to Section 4.01 shall be allocated to the Accounts of those Participants who either (i) are employed on the last day of the Plan Year (including those Participants who are on a temporary seasonal lay-off) or (ii) ceased to be an Employee during the year because of death, Disability or attainment of Early or Normal Retirement Age.


SECTION 5.03  ALLOCATION LIMITATIONS.

The following sets forth limitations as to amounts which may be allocated to a Participant's Accounts for a given Plan Year.

a. This subsection (a) applies if the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Subsection (d)(1).

      1. The amount of Annual Additions which may be credited to the Participant's Accounts for any Limitation Year, as defined in Subsection (d)(8), shall not exceed the lesser of the Maximum Permissible Amount, as defined in Subsection (d)(9), or any other limitation contained in this Plan. If the contributions that would otherwise be contributed or allocated to the Participant's Accounts would cause the Annual Additions for the Limitation

              Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced, so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.

      2. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation, as defined in Subsection
              (d)(2), for the Limitation Year.

      3. If there is an excess Annual Addition due to a calculation error, Employee contributions, the allocation of Forfeitures, or other facts and circumstances, as determined by the Committee, the Excess Amount will be corrected as follows:

              A. The Excess Amount in the Participant's Accounts must be allocated and reallocated to other Participants' Accounts, to the extent permitted under this Section 5.03;

              B. Remaining Excess Amounts will be held unallocated in a suspense account. The suspense account will be allocated and reallocated to all Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

              C. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 5.03, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

b. This subsection (b) applies if, in addition to this Plan, the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, during any Limitation Year.

      1. The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other Defined Contribution Plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's

              Accounts under the other Defined Contribution Plans would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the limitation year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under this Plan are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under other Defined Contribution Plans and welfare benefit funds for the Limitation Year.

      2. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

      3. If, as a result of a calculation error, Employee contributions, the allocation of Forfeitures, or other facts and circumstances as determined by the Committee, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be disposed of as follows:

              A. The Excess Amount shall be reduced or eliminated by refunding any contributions made by the Participant under the other plan, together with earnings thereon;

              B. The remaining Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first, regardless of the actual allocation date;

              C. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to the Plan will be the product of,

                          i. the total excess amount allocated as of such date, times

                          ii. the ratio of (a) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (b) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified Defined Contributions Plans;

              D. Any Excess Amount attributed to this Plan will be disposed in the manner described in Subsection
                          (a)(3).

      4. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of,

              A. the total excess amount allocated as of such date, times

              B. the ratio of (i) the annual additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified Defined Contribution Plans.

      5. Any excess amount attributed to this Plan will be disposed in the manner described in Subsection (a)(3).

c. If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan fraction and Defined Contribution Plan fraction will not exceed 1.0 in any limitation year. If the sum of the fractions exceeds 1.0, the annual benefit provided under the Defined Benefit Plan will be reduced until the sum of the fractions equals 1.0.

d. Throughout this Section 5.03, certain words and phrases have meanings which are specifically defined for purposes of Section 5.03 of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase are capitalized. The definitions of these words and phrases are set forth below and, to the extent inconsistent, supersede the definitions of any such words and phrases which are set forth in Article II or any other Article of the Plan:

      1. "Annual Additions" means the sum of the following amounts credited to a Participant's Account for the Limitation Year:

              A.          Employer Contributions;

              B.          Employee after-tax contributions;

              C.          Forfeitures;

              D. amounts allocated, to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; and

              E. amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in section 416(i)(1) of the Code, under a
                          welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer.

                          For this purpose, any excess amount applied under Subsections (a)(3) or (b)(3) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

              Notwithstanding the above, if no more than one-third of the Employer Contributions which are used to repay the principal of Acquisition Loans are allocated to Highly Compensated Employees, Forfeitures of Company Stock acquired with the proceeds of an Acquisition Loan and Employer Contributions used to pay interest on an Acquisition Loan shall not be considered Annual Additions for the purpose of this Section 5.03.

      2. "Compensation" means all amounts paid or made available to a Participant during a Plan Year which amounts are treated as compensation under Treasury Regulation section 1.415-2(d)(10) and which amounts are not excluded from compensation under Treasury Regulation section 1.415-2(d)(3). Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

      3. "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) one hundred twenty-five percent (125%) of the dollar limitation determined for the limitation year under sections 415(b)(1)(A) and (d) of the Code or (ii) one hundred forty percent (140%) of the Highest Average Compensation, including any adjustments under section 415(b) of the Code.

      4. "Defined Contribution Dollar Limitation" means $30,000 or if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in section 415(b)(1)(A) of the Code as indexed as in effect for the Limitation Year.

      5. "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts, as defined in section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of
              (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(c)(1)(A) of the Code, without regard to section 415(c)(6), or (ii) one hundred forty percent (140%) times twenty-five percent (25%) of the Participant's Compensation for such year.

      6. "Employer" means the Company and all Affiliates that adopt this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h)), all commonly controlled trades or businesses (as defined in section 414(c) as modified by section 415(h)) or affiliated service groups (as defined in section 414(m)) of which the Company is part, and any other entity required to be aggregated with the Company pursuant to Regulations under section 414(o) of the Code.

      7. "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

      8. "Limitation Year" means the Plan Year. If the limitation year is amended to a different twelve-consecutive-month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

      9. "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's Accounts under the Plan for any Limitation Year which shall not exceed the lesser of:

              A. the Defined Contribution Dollar Limitation (i.e., $30,000, or if greater, twenty-five percent (25%) of the Code section 415(b)(1)(A) amount), or

              B. twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

              The Compensation limitation referred to in (B) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under sections 415(l)(1) or 419A(d)(2) of the Code.

              If a short limitation year is created because of an amendment changing the limitation year to a different twelve-consecutive-month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation multiplied by the following fraction:

                 Number of months in the short limitation year
                 ---------------------------------------------
                                       12

      10. "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity, if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

              A. The Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later); and

              B. The Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.


SECTION 5.04  ALLOCATION OF FINANCED SHARES.

All Company Stock acquired by the Trust with the proceeds of an Acquisition Loan must be added to and maintained in the Loan Suspense Account. Such Company Stock shall be released and withdrawn from that account as if all Company Stock in that account were encumbered. For each Plan Year during the duration of the Acquisition Loan, the number of shares of Company Stock released from the Loan Suspense Account for allocation to Participant Accounts as set forth in writing in the pledge of the Financed Shares shall equal the number of Financed Shares in the Loan Suspense Account immediately before release for that Plan Year multiplied by the ratio that the payments of principal and interest on the Acquisition Loan for that Plan Year bear to the total projected payments of principal and interest over the duration of the Acquisition Loan repayment period (including the principal and interest on the Acquisition Loan for that Plan Year). If interest under any loan is variable, then for purposes of this paragraph, interest to be paid in future periods shall be determined by using the rate thereof applicable at the end of the Plan Year.

Notwithstanding the preceding paragraph, in the sole discretion of the Committee, the number of shares of Company Stock released from the Loan Suspense Account for any Acquisition Loan, as set forth in writing in the pledge of the Financed Shares, may be determined using the principal-only method set forth in section 54.4975-7(b)(8)(ii) of the Regulations.

The shares released pursuant to the repayment of an Acquisition Loan with funds from Employer Contributions shall be allocated to the Participants' Company Stock Accounts in the same manner as Employer Contributions are allocated under
Section 5.02. The shares released pursuant to the repayment of an Acquisition Loan with funds from cash dividends on Company Stock shall be allocated in the manner set forth in Section 5.05. The shares released pursuant to the repayment of an Acquisition Loan with funds from Participants' Other Investments Accounts or net income from such Accounts shall be allocated in the manner set forth in Section 5.07.

SECTION 5.05  ALLOCATION OF CASH DIVIDENDS.

Allocation of cash dividends paid with respect to Company Stock held in the Trust shall be made as follows:

a. Except as provided in Section 5.05(b), pursuant to the Committee's direction to the Trustee, all or a portion of the cash dividends on Allocated Shares shall be paid to the Plan and distributed in cash to the Participants and Beneficiaries no later than ninety (90) days after the close of the Plan Year in which paid. To the extent not distributed, cash dividends shall be credited as earnings to the Company Stock Account holding the Company Stock to which they relate, or used to repay the Acquisition Loan with respect to such shares of Company Stock.

b. For any Plan Year during which repayment of an Acquisition Loan is made in whole or in part with dividends paid on shares of Company Stock that have been allocated to Participants' Accounts, a special dividend allocation shall be determined for each Participant and such Employer Contribution shall be in addition to any other contribution or allocation required under the Plan. The special dividend allocation shall be in the form of Company Stock with a fair market value of not less than the amount of such dividends.

c. Pursuant to the Committee's direction to the Trustee, cash dividends paid on Unallocated Shares shall be used to make payments on an Acquisition Loan. Shares released due to cash dividends paid on Unallocated Shares used to make payments on an Acquisition Loan shall be allocated as follows:

      1. first, to the Participant's Company Stock Accounts to the extent necessary to satisfy subparagraph (b) of this Section 5.05; and

      2. then, to the Participants' Accounts in the same manner as Employer Contributions are allocated pursuant to Section 5.02.


SECTION 5.06  ALLOCATION OF STOCK DIVIDENDS.

Except as provided in section 5.05(b), any Company Stock received by the Trustee as a result of a stock split, dividend, conversion, or as a result of a reorganization or other recapitalization of a Company shall be allocated as Trust Fund earnings as of the day on which the Company Stock is received by the Trustee to each Participant's Company Stock Account and to the Loan Suspense Account in the ratio that each such Account bears to the sum of all such Accounts.

SECTION 5.07  ALLOCATION OF INCOME.

The assets of the Trust shall be valued on the Valuation Date at fair market value. On such date, the earnings, gains, losses, and expenses attributable to the assets in all of the Participants' Accounts shall be allocated to each Participant's Other Investment Account in the ratio that such Participant's Other Investment Account bears to all Other Investment Account balances.


SECTION 5.08  ADJUSTMENTS FOR ALLOCATION ERROR.

If, in any Plan Year, any Employee who should be considered a Participant is omitted from receiving an allocation or receives less than such Participant is entitled, and such omission is determined to be erroneous, the Employer shall then make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to such Employee had the omission not occurred.

SECTION 5.09  VALUATIONS.

The Committee shall direct the Trustee, as of the Valuation Date, and at such other date or dates deemed necessary by the Committee, to determine the net worth of the assets comprising the Trust Fund, as it exists on such date prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising each Trust Fund at their fair market value as of the such date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person as defined in section 4975(e)(2) of the Code, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent Valuation Date under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under section 170(a)(1) of the Code.


SECTION 5.10  VESTING.

This Section 5.10 sets forth rules for determining a Participant's Vested interest in his or her Accounts.

a. The Vested percentage of a Participant's Accounts is determined as follows:

                                                                                                           Vested
              Years of Service:                                                                          Percentage:
              -----------------                                                                          -----------
      Less than 3 years                                                                                        0%
      At least 3, but less than 4 years                                                                       20%
      At least 4, but less than 5 years                                                                       40%
      At least 5, but less than 6 years                                                                       60%
      At least 6, but less than 7 years                                                                       80%
      7 or more years                                                                                        100%

b. Notwithstanding the Vesting specified above, each Participant shall be one hundred percent (100%) Vested in the full balance of such Participant's Accounts upon Normal Retirement, Early Retirement, death, and Disability.

c. For purposes of computing a Participant's Vested right to such Participant's Accounts, Years of Service and breaks in service will be measured by the Plan Year. All of a Participant's Years of Service with the Company or an Affiliate are counted to determine the nonforfeitable percentage of the Participant's Accounts.

d. A Participant's Years of Service before a Break in Service shall be treated as follows:

      1. In the case of a Participant who has incurred a One-Year Break in Service, Years of Service before such break will not be taken into account until the Participant has completed a Year of Service after such break in service.

      2. In the case of any Participant who has five (5) or more One-Year Breaks in Service, all service after such Breaks in Service will be disregarded for the purposes of vesting the portion of his Account balance that accrued before such breaks in service.

      3. In the case of a Participant who has any Vested interest in his Accounts (i.e., whose Vested percentage under Section 5.10(a) exceeds 0%), all service prior to such Breaks in Service will be taken into account for the purposes of vesting the portion of his Account balance that accrues after any such breaks in service.

      4. In the case of a non-Vested (i.e., a 0%-Vested) Participant who has five (5) or more consecutive One-Year Breaks in Service, all service prior to such Breaks in Service will be disregarded for the purposes of vesting the portion of his Account balance that accrues after such Breaks in Service unless upon returning to service the number of consecutive One-Year Breaks in Service is less than the number of Years of Service.

              If such service is disregarded, separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account. Both Accounts shall share in the earnings and losses of the fund.

e. If any previous Participant shall be reemployed by the Employer before a One-Year Break in Service occurs, such Participant shall continue to participate in the Plan in the same manner as if such termination had not occurred. If any previous Participant shall be reemployed by the Employer after incurring a One-Year Break in Service, and such previous Participant received a distribution of such Participant's entire Vested interest (including where the Participant had no Vested amount in his account) prior to reemployment, such Participant's forfeited Account shall be restored only if the Participant repays the full amount distributed before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of the distribution. In the event the former Participant repays the full amount distributed, the undistributed portion of the Participant's Account must be restored in full, unadjusted by gains or losses occurring after the Valuation Date preceding the distribution.

f. If the Plan's vesting schedule is changed or amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the Vested percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

      1.      sixty (60) days after the amendment is adopted;

      2.      sixty (60) days after the amendment becomes effective; or

      3. sixty (60) days after the Participant is issued written notice of amendment by the Employer or Plan Committee.

      If the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to such Participant's Employer-derived Account shall not be less than such Participant's percentage computed under the Plan without regard to such amendment.

g. If any previous Participant shall be reemployed by the Employer before a One-Year Break in Service occurs, and if a distribution is made to such Participant at a time when the Participant has a Vested right to less than one hundred percent (100%) of such Participant's Accounts, such Participant's Accounts shall have their Vested percentage increased as follows:

      1. A separate Account shall be established for the Participant's interest in the Plan as of the time of the distribution, and

      2. At any relevant time, the Participant's nonforfeitable portion of the separate Account will be equal to an amount ("X") determined by the formula:

              X = P(AB + (R x D)) - (R x D)

              For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.


                                   ARTICLE VI
                                 DISTRIBUTIONS

The Participant or Participant's Beneficiary, where applicable, may elect the form or the time of the distribution where more than one type of distribution is available.

SECTION 6.01  DISTRIBUTIONS WHILE IN-SERVICE.

Except as provided in Section 6.10, this Plan does not provide for in-service distributions.


SECTION 6.02  DISTRIBUTIONS UPON SEPARATION FROM SERVICE - SMALL ACCOUNT
              BALANCES.

If a Participant separates from service with the Employer prior to attaining Normal Retirement Age for reasons other than death or Disability, and the value of the Participant's Vested Account as determined pursuant to Section 5.09 as of the immediately preceding Valuation Date adjusted for dividends on Company Stock allocated under Section 5.05 or 5.06, is not greater than $3,500, the Committee shall direct the Trustee to distribute the entire Vested portion of such Account to the Participant as soon as administratively feasible in accordance with this Article VI. The nonvested portion shall be treated as a Forfeiture. If the value of a Participant's Vested Account is zero, the Participant shall be deemed to have received a distribution of such Vested Account.

SECTION 6.03 DISTRIBUTIONS UPON SEPARATION FROM SERVICE - ACCOUNT BALANCES OVER $3,500.

If a Participant separates from service with the Employer prior to attaining Normal Retirement Age for reasons other than death or Disability and the value of the Participant's Vested Account as determined pursuant to Section 5.09 as of the immediately preceding Valuation Date adjusted for dividends on Company Stock allocated under Section 5.05 or 5.06, exceeds $3,500, the Committee shall direct the Trustee to distribute to the Participant the Vested portion of such Participant's Account not later than the close of the Plan Year which is the sixth Plan Year following the Plan Year in which the Participant separated from service, if the Participant so elects. The non-Vested portion of a Participant's Account shall be treated as a Forfeiture.

With respect to a Participant's Account which is subject to this Section 6.03, the Committee may direct the Trustee to segregate the value of such Account, and invest the segregated amount thereof in a separate, federally insured savings account, a certificate of deposit, common or collective trust fund of a bank, or deferred annuity or any other investment deemed prudent by the Committee until such time as the Account is distributed. In the event the value of such Vested Account is not segregated, the amounts shall remain in separate accounts for the terminated Participant.


SECTION 6.04  DISTRIBUTIONS UPON RETIREMENT.

In the event that a Participant attains Early or Normal Retirement Age, all Vested amounts credited to such Participant's Accounts shall become distributable. The Participant may continue employment with the Employer after attaining Early or Normal Retirement Age, and shall continue to share in Employer Contributions in accordance with Section 5.02. Upon a Participant's separation from service of the Employer following attainment of Early or Normal Retirement Age, the Committee shall direct the Trustee to distribute to the Participant the Vested portion of such Participant's Account balance, as determined pursuant to Section 5.09 as of the immediately preceding Valuation Date, adjusted for any dividends on Company Stock allocated under Section 5.05 or 5.06 not later than one year after the close of the Plan Year in which the Participant separated from service, if the Participant so elects.


SECTION 6.05  DISTRIBUTIONS UPON DEATH.

Upon a Participant's death, the Committee shall direct the Trustee to distribute the Participant's Vested Account balance, as determined pursuant to
Section 5.09 as of the immediately preceding Valuation Date, adjusted for any dividends on Company Stock allocated under Section 5.05 or 5.06 to that Participant's Beneficiary not later than one (1) year after the close of the Plan Year in which the Participant died. Notwithstanding the immediately preceding sentence, in the case of a Beneficiary who is the Participant's spouse, such Beneficiary may elect to defer commencement of benefits to a date no later than the date the Participant would have attained age seventy and one half (70 1/2). The Participant shall not name as a Beneficiary someone other than such Participant's Spouse, unless and until the Participant and Spouse designate, in writing on a valid waiver form provided by the Committee for such purpose, an alternate Beneficiary, which designation shall be witnessed by a notary public. In addition, the Participant may designate a Beneficiary other than such Participant's Spouse if: (1) the Participant is legally separated or has been abandoned and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in section 414(p) of the Code);
(2)  the Participant has no Spouse; or (3)  the Spouse cannot be located.
Where the Participant makes no designation, the Beneficiary shall be the Spouse, and if there is no Spouse, the Beneficiary shall be the Participant's estate. The Committee may require such proof of death and such evidence of the right of other persons to be Beneficiaries as it shall deem proper under the circumstances. The Committee's determination of death and of the right of any Beneficiary to receive payments shall be conclusive. The designation of a Beneficiary shall be made pursuant to a form approved by the Committee. A Participant may revoke or change a Beneficiary designation with the Committee by filing same with the Committee. In the event that no valid designation exists at the time of the Participant's death, the death benefit shall be payable to the estate. If the Participant was eligible for any distribution or distributions, but had not yet received all such distributions prior to death, the Trustee will distribute any remaining amounts credited to the Accounts of such Participant to the Beneficiary.


SECTION 6.06  DISTRIBUTIONS UPON DISABILITY.

Upon a Participant's Disability, the Committee shall direct the Trustee to distribute to the Participant, the value of the Participant's Vested Account balance, as determined pursuant to Section 5.09 as of the immediately preceding Valuation Date, adjusted for any dividends on Company Stock allocated under
Section 5.05 or 5.06 not later than one year after the close of the Plan Year in which the Disability arose, unless the Participant elects to defer commencement of his benefits to a later date.


SECTION 6.07  SPECIAL BENEFICIARY PROVISIONS.

This Section 6.07 sets forth special distribution rules.

a. If, after five (5) years have expired following reasonable efforts of the Committee to locate a Participant or Beneficiary, including sending a registered letter, return receipt requested to the last known address, the Committee is unable to locate the Participant or Beneficiary, then the amounts distributable to such Participant or Beneficiary shall, pursuant to applicable state and Federal laws, be treated as a Forfeiture under the Plan. Where a Participant or Beneficiary is located subsequent to the Forfeiture, such benefits shall be reinstated by the Committee, and shall not count as an annual addition under section 415 of the Code.

b. The Committee may instruct the Trustee to distribute a sum payable to a minor instead to his or her legal guardian, or if there is no guardian, to a parent or other responsible adult who maintains the residence of the minor. In the alternative, such distribution could be made to the appropriate custodian under the Uniform Gifts to Minors Act or Gift to Minors Act, if applicable under the state laws of the state in which the minor resides. Any payment in this method shall discharge all fiduciaries involved in the distribution including the Trustee, Employer, and Plan from liability regarding the transaction.

c. A Participant's rights and benefits shall be subject to the rights afforded to an alternate payee under a qualified domestic relations order. In connection with a proper qualified domestic relations order under section 414(p) of the Code, a distribution shall be permitted if such distribution is authorized by the qualified domestic relations order, even if the Participant has not achieved a distributable event under the Plan.

SECTION 6.08 CONSENT OF THE PARTICIPANT REQUIRED FOR DISTRIBUTION IF ACCOUNT BALANCES GREATER THAN $3,500.

If the value of a Participant's Vested Account balance exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account balance is immediately distributable, the Participant (or where the Participant has died, such Participant's Beneficiary) must consent to any distribution of such Account balance. An Account is immediately distributable if any part of the Account could be distributed to the Participant (or Surviving Spouse) before the Participant attains, or would have attained, if not deceased, the later of Normal Retirement Age or age sixty-two (62). If a Participant fails to consent to a distribution of his Accounts, such failure shall be deemed to be an election to defer the commencement of benefits. A Participant shall be given notice of such Participant's rights under this Section 6.08 no less than thirty
(30) days and no more than ninety (90) days before the first day on which all events have occurred which entitle the Participant to such benefits, provided that the Participant may waive the thirty (30) day period in the manner permitted under section 411(a)(11) of the Code.

The consent of the Participant shall not be required to the extent that a distribution is required to satisfy sections 401(a)(9) or 415 of the Code. In addition, upon termination of the Plan, if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Company or any Affiliate does not maintain another Defined Contribution Plan (other than an ESOP), the Participant's Accounts may, without the Participant's consent, be distributed to the Participant. However, if the Company or an Affiliate maintains another Defined Contribution Plan (other than an ESOP), then the Participant's Accounts shall be transferred, without the Participant's consent, to such other plan, if the Participant does not consent to an immediate distribution.

SECTION 6.09  COMMENCEMENT OF BENEFITS.

Notwithstanding any provision to the contrary, unless the Participant elects otherwise, distribution of benefits shall begin no later than the sixtieth
(60th) day after the latest of the close of the Plan Year in which:

a. the Participant attains age sixty-five (65) (or Normal Retirement Age, if earlier);

b. occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

c.    the Participant terminates employment with the Employer.

Notwithstanding the foregoing, the failure of a Participant or Beneficiary to consent to a distribution while a benefit is immediately distributable shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section 6.09.


SECTION 6.10  REQUIRED DISTRIBUTIONS.

Notwithstanding any provision to the contrary, Participants who participate in the Plan after age seventy and one half (70 1/2) must receive Required Distributions in accordance with section 401(a)(9) of the Code the Regulations thereunder.


SECTION 6.11  FINANCED SHARES.

Except as required under Section 6.10 and section 401(a)(9) of the Code, the Trustee shall not distribute the portion of a Participant's Account attributable to the shares of Company Stock acquired with the proceeds of an Acquisition Loan until the close of the Plan Year in which such loan is repaid in full.


SECTION 6.12  FORM OF DISTRIBUTION.

The Participant may elect to receive a distribution of such Participant's Accounts in the form of a lump sum payment. Unless the Participant elects otherwise, distribution of the Participant's Accounts shall be in the form of substantially equal annual payments, for a period not to exceed five (5) years; provided, however, that in the case of a Participant with Accounts in excess of $500,000, the five (5) year distribution period shall be increased by (1) additional year (but not more than five (5) additional years) for each $100,000, or fraction thereof, that the Participant's Account balances exceed $500,000. For purposes of this Section 6.12, the dollar amounts shall be adjusted annually in the same manner as section 415(d) of the Code.
Participant election shall be made in a manner and using such forms as may be prescribed by the Committee.

SECTION 6.13  METHOD OF PAYMENT.

At the time a Participant's Vested Account is to be distributed whether by reason of death, Disability, retirement or separation from service prior to Normal Retirement Age, the Committee shall determine the fair market value of the Participant's Vested Account and the number of whole and fractional shares of Company Stock allocated to such Participant's Company Stock Account consistent with the valuation pursuant to Section 5.09 as of the most recent Valuation Date. The Committee shall direct the Trustee to distribute the Participant's Vested Account balance within the time specified for distribution in this Article VI by (1) delivery of Company Stock in the number of whole shares to which the Participant or Beneficiary is entitled from his Company Stock Account and (2) cash in an amount equal to the Vested balance of the Participant's Other Investments Account. Notwithstanding the preceding sentence, a Participant or Beneficiary may elect to receive the value of such Participant's Vested Other Investment Account entirely in whole shares of Company Stock. Any balance in the Participant's Other Investment Account shall be applied to acquire for distribution the maximum number of whole shares of Company Stock at the then fair market value. If Company Stock is not available for purchase by the Trustee, it shall hold such balance until Company Stock is acquired and then make such distribution. Prior to making any distribution, the Committee must notify the Participant in writing of this right to demand that the value of such Participant's Vested Other Investment Accounts be distributed solely in Company Stock. The fair market value of fractional shares in a Company Stock Account or Other Investment Account shall be distributed in cash.

Notwithstanding any provision to the contrary, a Participant or Beneficiary shall have no right to demand that the Accounts be distributed in the form of Company Stock with respect to the portion of such Accounts which the Participant elected to have diversified pursuant to Section 4.07 of the Plan.

If the Participant is entitled to a contribution or dividend for the last Plan Year of participation in the Plan and such contribution or dividend is allocated to such Participant's Account subsequent to the distribution of such Participant's Vested Account, such amount shall be distributed as soon as practicable after such amount is allocated to the Participant's Account.


SECTION 6.14  TRUSTEE-TO-TRUSTEE TRANSFERS.

The Trustee may make transfers directly to the trustee of another plan qualified under section 401(a) of the Code.

SECTION 6.15  ROLLOVERS TO OTHER PLANS OR IRAS.

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.15, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. A distributee may divide an eligible rollover distribution between a direct rollover and payment to the distributee only if the total distribution is at least five hundred dollars ($500). Prior to making any election under this
Section 6.15, the distributee will receive notification in accordance with section 402(f) of the Code provided that he may waive the thirty (30) day period in the manner permitted thereunder.

DEFINITIONS:

a. Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

      1. any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's beneficiary, or for a specified period of ten (10) years or more;

      2. any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and

      3. the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      Notwithstanding any provision of this Section 6.15 to the contrary, the distribution of amounts totaling less than two hundred dollars ($200) in any one year shall not be considered eligible rollover distribution(s).

b. Eligible retirement plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts that distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

c. Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations orders as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

d. Direct rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.


                                  ARTICLE VII
                         VOTING RIGHTS OF COMPANY STOCK

SECTION 7.01  VOTING RIGHTS.

Voting rights with respect to shares of Company Stock held in the Trust which have been allocated to Participants' Accounts are passed-through to the Participants. Each Participant shall have the right to give written directions to the Trustees on forms provided by the Trustee or Committee with respect to all voting rights in the shares of Company Stock allocated to such Participants' Accounts. The Trustee shall vote fractional shares of Company Stock allocated to Participant's Accounts in the aggregate to the greatest extent possible to reflect the voting direction of the Participant to whose Account fractional shares of Stock have been allocated. If a Participant does not direct the Trustee as to voting of all or any portion of the shares of Company Stock allocated to such Participant's Accounts, such voting rights shall be exercised by the Trustee only to the extent directed by the Participant. The Trustee shall vote all of the Unallocated Shares as directed by the Committee. Notwithstanding any provision of this Section 7.01 to the contrary, the Trustee shall vote all Company Stock in accordance with its fiduciary obligations under ERISA.


SECTION 7.02  NOTICE REQUIRED.

The Committee shall cause the Participants to be notified, not later than ten days prior to the date such voting rights are to be exercised, of all questions requiring a vote of the holders of shares of Company Stock. The Committee shall also cause to be included with such notice any materials and information ordinarily supplied to other holders of Company Stock in connection with any such vote.


                                  ARTICLE VIII
                              PLAN ADMINISTRATION

SECTION 8.01  DUTIES OF THE COMPANY.

The Company shall have overall responsibility for the establishment, amendment, termination, administration, and operation of the Plan.

SECTION 8.02  THE COMMITTEE.

The Committee shall be the "named fiduciary" (as defined in section 402(a)(2) of ERISA), the "Plan Administrator" (as defined in section 3(16) of ERISA and section 414(g) of the Code), and the agent for service of process of the Plan.

The Committee shall consist of officers or other Employees of the Company, or any other persons who shall serve at the request of the Company. The Committee shall consist of at least two members, who shall be appointed (and removed with or without cause) by the Board of Directors of the Company. In the absence of such appointment, the Board of Directors of the Company shall serve as the Committee.

The members of the Committee shall serve at the will of the Company, and the Board of Directors may from time to time remove any Committee member with or without cause and appoint their successors. Any member of the Committee may resign by delivering a written resignation to the Company and to the Committee, and this resignation shall become effective upon the date specified therein.
In the event of a vacancy in membership, the president of the Company may appoint a person to fill the vacancy until the Board of Directors appoints a new Committee member.


SECTION 8.03  APPOINTMENT OF ADVISOR.

The Committee may employ such person as it deems necessary to assist in the administration of the Plan including but not limited to tax advice; amendment, termination, and operation of the Plan; and advice concerning reports filed with the Internal Revenue Service. Such advisor shall not be the Plan Administrator (as defined in section 3(16) of ERISA and section 414(g) of the Code).


SECTION 8.04  POWERS AND DUTIES OF THE COMMITTEE.

The Committee on behalf of the Participants and Beneficiaries of the Plan shall enforce the Plan and Trust in accordance with their terms, and shall have all powers necessary to carry out such provisions. The Committee shall interpret the Plan and Trust and shall determine all questions arising in the administration and application of the Plan and Trust. Any such interpretation or determination by the Committee shall be conclusive and binding on all persons.

The Committee shall establish rules and regulations necessary for the proper conduct and administration of the Plan, and from time to time, shall change or amend these rules and regulations. The Committee shall also have the power to authorize all disbursements by the Trustee from the Trust in accordance with the Plan's terms.

SECTION 8.05  ORGANIZATION AND OPERATION.

The Committee shall act by a majority of its members at the time in office, and such action may be taken either by a vote at a meeting or by written consent without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Employer, in writing, of such authorization and the name or names of its member or members so designated. The Employer thereafter shall accept and rely on any documents executed by said member of the Committee or members as representing action by the Committee until the Committee shall file with the Employer a written revocation of such designation.

The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs and may employ and appropriately compensate such accountants, counsel, specialists, actuaries, and other persons as it deems necessary or desirable in connection with the administration and maintenance of the Plan. The Committee shall have the authority to control and manage the operation and administration of the Plan.


SECTION 8.06  CLAIMS PROCEDURE.

a. A claim for benefits under the Trust shall be filed on an application form supplied by the Committee. Written notice of the disposition of the claim shall be furnished to the claimant within ninety (90) days after an application form is received by the Committee, unless special circumstances (as determined by the Committee) require an extension for processing the claim. If such an extension is required, the Committee shall render a decision as soon as possible subsequent to the ninety (90) day period, but such decision shall not be rendered later than one hundred eighty (180) days after the application form is received by the Committee. Written notice of such extension shall be furnished to the claimant prior to the commencement of the extension indicating the special circumstances requiring such extension and the date by which the Committee expects to render the decision on the claim. In the event the claim is denied, the Committee shall set forth in writing the reasons for the denial and shall cite pertinent provisions of the Plan and Trust upon which the decision is based. In addition, the Committee shall provide a description of any additional material or information necessary for the claimant to perfect the claim, an explanation of why such information is necessary, and appropriate information as to the steps to be taken if the Participant or Beneficiary wish to submit such claim for review as provided in (b) below.

b. A Participant or Beneficiary whose claim described in (a) above has been denied in whole or in part shall be entitled to the following rights if exercised within sixty (60) days after written denial of a claim is received:

      1. to request a review of the claim upon written application to the Committee;

      2.      to review documents associated with the claim; and

      3.      to submit issues and comments in writing to the Committee.

c.    If a Participant or a Beneficiary requests a review of the claim under
      (b) above, the Committee shall conduct a full review (including a formal hearing, if desired) of such request, and a decision on such request shall be made within sixty (60) days after the Committee has received the written request for review from the Participant or the Beneficiary. Special circumstances (such as a need for full hearing on request) may allow the Committee to extend the decision on such request, but the decision shall be rendered no later than one hundred twenty (120) days after receipt of the request for review. Written notice of such an extension shall be furnished to the Participant or the Beneficiary prior to the commencement of the extension. The decision of the Committee on review shall be set forth in writing and shall include specific reasons for the decision as well as specific references to the pertinent provisions of the Plan or Trust on which the decision is based.


SECTION 8.07  RECORDS AND REPORTS.

a. The Committee shall be entitled to rely upon certificates, reports, and opinions provided by an accountant, tax or pension advisor, actuary or legal counsel employed by the Employer or Committee. The Committee shall keep a record of all its proceedings and acts, and shall keep all such books of account, records, and other data as may be necessary for the proper administration of the Plan. The regularly kept records of the Committee, the Employer, and the Trustee shall be conclusive evidence of the service of a Participant, such Participant's Compensation, age, marital status, status as an Employee, and all other matters contained therein and relevant to this Plan; provided, however, that a Participant may request a correction in the record of such Participant's age at any time prior to his retirement and such correction shall be made if within ninety (90) days after such request if the Participant furnishes a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Committee in support of this correction.

b. Each Participant and each Participant's designated Beneficiary must file with the Committee from time to time in writing a correct mailing address and each change of mailing address. Any communication, statement, or notice addressed to a Participant or Beneficiary at the last mailing address filed with the Committee, or if no address is filed with the Committee, the last mailing address as shown on the Employer's records, will be binding on the Participant and Beneficiary for all purposes of the Plan. Neither the Committee nor the Trustee shall be required to search for or locate a Participant or Beneficiary.

SECTION 8.08  LIABILITY.

a. A member of the Committee shall not be liable for any act, or failure to act, of any other member of the Committee, except to the extent that such member:

      1. knowingly participates in, or undertakes to conceal, an act or omission of another Committee member, knowing that such act or omission is a breach of fiduciary duty to the Plan;

      2. fails to comply with the specific responsibilities required as a member of the Committee, and such failure enables another member of the Committee to commit a breach of fiduciary duty to the Plan; or

      3. has knowledge of a breach of fiduciary duty to the Plan by another member of the Committee, unless such member makes reasonable effort under the circumstances to remedy such breach.

b. Each member of the Committee shall be liable with respect to his own acts of willful misconduct or gross negligence concerning the Plan. The Employer shall indemnify the Committee or each of its members for part or all expenses, costs, or liabilities arising out of the performance of duties required by the terms of the Plan or Trust, except for those expenses, costs, or liabilities arising out of a member's willful misconduct or gross negligence.


SECTION 8.09  RELIANCE AND STATEMENTS.

The Committee, in any of its dealings with Participants hereunder, may conclusively rely on any written statement, representation, or documents made or provided by such Participants.


SECTION 8.10  REMUNERATION AND BONDING.

Unless otherwise determined by the Company, the members of the Committee shall serve without remuneration for services to the Plan and Trust. However, all expenses of the Committee shall be paid by the Trust except to the extent paid by the Employer. Such expenses shall include any expenses incidental to the functioning of the Committee, including but not limited to fees of accountants, legal counsel, and other specialists, or any other costs entailed in administering the Plan. Title I of ERISA requires certain persons with discretion over Plan assets to be bonded. Except as required by ERISA or other federal law, the members of the Committee shall serve without bond.

SECTION 8.11  COMMITTEE DECISIONS FINAL.

The decision of the Committee in matters within its jurisdiction shall be final, binding, and conclusive upon the Employer and the Trustee and upon each Employee, Participant, former Participant, Beneficiary, and every other person or party interested or concerned.


                                   ARTICLE IX
                                TRUST AGREEMENT

SECTION 9.01  ESTABLISHMENT OF TRUST.

The Company and the Trustee hereby enter into a Trust Agreement which, except to the extent such trust agreement is set forth in a valid separate and distinct document, is incorporated herein and which establishes a trust consisting of such sums of money and other property as may from time to time be contributed or transferred to the Trustee under the terms of the Plan, along with any property to which the Plan may from time to time convert, and which provides for the investment of Plan assets and the operation of the Trust.
This Trust agreement, as amended from time to time, shall be deemed part of the Plan, and all rights and benefits provided to persons under the Plan shall be subject to the terms of the Trust agreement. If the trust agreement between the Company and the Trustee is set forth in a valid separate and distinct document, the amendment and restatement of this Plan shall be executed only by the Company and shall amend the terms of the Plan, but not any terms of the existing trust agreement.


SECTION 9.02  CONTRIBUTIONS TO TRUSTEE.

The Trustee shall accept any cash, and may accept any other property tendered to it as contributions hereunder, but shall not be under any duty to require the Employer or any other person to contribute to the Trust Fund or to determine whether the amount of any contribution has been correctly computed under the terms of the Plan.


SECTION 9.03  PURPOSE OF THE TRUST.

The purpose of this Trust is to invest primarily in and hold Company Stock for the benefit of Participants and the Beneficiaries of Participants. Accordingly, the Committee shall direct the Trustee as to the portion of the Trust Fund that shall be invested in Company Stock at any particular time. As directed by the Committee, the Trustee may also invest the Trust Fund in property other than Company Stock.

Notwithstanding the foregoing, the Trustee shall keep sufficient liquid assets on hand to pay the amounts attributable to fractional shares in accordance with
Article VI, and to pay cash distributions to those Participants who receive cash distributions. The Trust shall be a separate entity from the Employer and its assets. In no event shall the Trust Fund ever be subject to the rights or claims of any creditor of the Employer. Except as provided in Section 9.01, it is expressly understood that the duties and obligations of the Trustee shall be only those expressly stated in this Article IX.


SECTION 9.04  DISTRIBUTIONS.

The Trustee shall from time to time make distributions from the Trust Fund to such persons, in such amounts, and in such manner as the Committee may direct. Instructions to the Trustee from the Committee need not specify the purpose of the distributions so ordered, and the Trustee shall not be responsible in any way for the propriety of such distributions or for the administration of the Plan. Any such instructions shall constitute a certification that each distribution directed is one which the Committee is authorized to direct. The Trustee shall not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan. If a dispute arises regarding who is entitled to or should receive any distribution from the Trust Fund, the Trustee may withhold, or cause the withholding of, such distribution until the dispute has been resolved.


SECTION 9.05  EXCLUSIVE BENEFIT.

Except as the Committee may authorize the Trustee to return contributions to the Employer pursuant to the terms of the Plan, no part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and for defraying expenses of the Plan and Trust.

The Employer shall have no beneficial interest in the assets of the Trust, and no part of the Trust shall ever revert to or be repaid to the Employer, directly or indirectly, except that upon written request, the Employer shall have a right to recover:

a. a contribution to the Plan made by mistake of fact, if such contribution (to the extent made by mistake of fact) is returned to the Employer within one year after payment of such contribution;

b. any contributions to the Plan conditioned upon initial qualification of the Plan under section 401(a) of the Code, if the Plan does not so qualify and such contributions are returned to the Employer within one year after the denial of qualification of the Plan and only, if a determination letter request is filed by the terms prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted;

c. a contribution to the Plan, conditional on deductibility, which is disallowed as a deduction under section 404 of the Code, if such contribution (to the extent disallowed) is returned to the Employer within one year after the deduction is disallowed; and

d. any residual assets due to a section 415 excess contribution upon termination of the Plan, if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and the reversion does not contravene any provision of law.


SECTION 9.06  EXPENSES OF THE PLAN AND TRUST.

All legal, administrative, taxes, and other expenses of the Plan and Trust and the Trustee's fees (if any) shall be paid by the Trust, except to the extent paid by the Employer.


SECTION 9.07  DUTIES AND RESPONSIBILITIES OF TRUSTEE.

It shall be the duty of the Trustee to hold, in trust, Company Stock, cash, and other property from time to time received by it, and the Trustee shall have authority to manage and control the assets of the Plan pursuant to the terms of the Plan and this Trust, and subject to Section 4.07 of the Plan which permits certain Participants to diversify the investment of certain of their Accounts. The Trustee is to discharge such powers and duties solely in the interest of the Participants and Beneficiaries for the exclusive purpose of providing benefits to them, defraying reasonable expenses of administering the Plan, and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Except as otherwise provided herein, the Trustee shall invest the assets of the Trust Fund as directed by the Committee. Since the Trustee is directed by the Committee to invest the Trust Fund primarily in Company Stock, the Trustee shall not have a duty to diversify the investments of such Accounts to the extent such Accounts are invested in Company Stock. To the extent the Committee has not directed the Trustee as to the investment of the Trust Fund, the Trustee shall diversify such investments so as to minimize the risk of large losses, unless, under the circumstances, it is clearly prudent not to do so, or to the extent the Trustee is directed as to the investment of the Trust Fund by a Participant in accordance with Section 4.07 of the Plan. Further, the Trustee shall not make any investments or maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the District Courts of the United States.

Any cash received by the Trustee as Employer Contributions or as earnings on the Trust Fund attributable to Unallocated Shares which is not applied to repay a current obligation under any Acquisition Loan shall be held in the Loan Suspense Account and either invested pursuant to Section 9.08, or used to satisfy another obligation of the Plan. Pending such investment or application of cash, the Trustee may retain cash uninvested, without liability for interest if it is prudent to do so.

The Trustee shall not knowingly cause the Plan to engage in any transaction prohibited by section 4975 of the Code or by section 406 or 407(a) of ERISA in the absence of an exception therefor. The Trustee may hold, acquire, or invest in qualifying employer securities as defined in section 407(d)(5) of ERISA or qualifying employer real estate as defined in section

407(d)(4) of ERISA (or both) to the extent that the aggregate fair market value of such securities and property does not exceed the limitations set forth in section 407 of ERISA; provided, however, that all purchases of Company Stock shall be for no more than, and for no less than, adequate consideration. For this purpose, "adequate consideration" means the fair market value, determined in good faith by the Trustee.

The Company and each Employer shall indemnify the Trustee for all expenses, costs, or liabilities arising out of the performances of its duties under the Plan or Trust, except to the extent it is judicially determined that any such expense, cost, or liability is due to the willful misconduct or gross negligence of the Trustee. The Trustee shall be protected in acting upon any notice, direction, certificate, or other paper or document reasonably believed by the Trustee to be genuine and to have been executed by a Participant, the Plan Administrator, the Employer, a duly appointed Investment Manager or by a duly authorized person or persons representing any of the foregoing. During any period of time that there is more than one Trustee, a Trustee shall not be liable for any act or failure to act of any other Trustee, except to the extent a Trustee (a) knowingly participates in, or undertakes to conceal, an act or omission of another Trustee, knowing that such act or omission is a breach of fiduciary duty to the Plan; (b) fails to comply with the specific responsibilities required as a Trustee, and such failure enables another Trustee to commit a breach of fiduciary duty to the Plan; or (c) has knowledge of a breach of fiduciary duty to the Plan by another Trustee and does not make reasonable effort under the circumstances to remedy such breach.


SECTION 9.08  SPECIFIC POWERS AND DUTIES OF TRUSTEE.

In addition to the powers and duties conferred upon it by other provisions of the Plan and except to the extent inconsistent with applicable law or with provisions of the Plan and Trust, the Trustee shall have the following powers regarding the Trust and Trust Fund:

a. to sell at public or private sale, exchange, convey, transfer, lease, or otherwise dispose of, and also to grant options with respect to all or any part of any property at any time held in the fund, for such considerations, in cash or in credit, and upon such terms and conditions, as it shall deem advisable. In connection with the purchase of securities, margin accounts may be opened and maintained. If put or call options are traded, they must be traded on and purchased through a national securities exchange registered under the Securities Act of 1934, as amended, or if the options are not traded on the national securities exchange, they must be guaranteed by a member firm of the New York Stock Exchange;

b. to compromise or settle any claim in respect of any debt or other obligation due to it as Trustee hereunder, to institute and prosecute any and all legal proceedings (including foreclosure proceedings) on behalf of the Plan, or to take any other action for the purpose of enforcing any such claim, and to change the rate of interest or extend the maturity date of any such debt or obligation;

c. to compromise or settle any claim with respect to any debt or other obligation due to third persons from it as Trustee hereunder; to define any and all legal proceedings in respect of any such claim; and to change the rate of interest on, extend the maturity date of, or otherwise modify the terms of any such debt or obligation;

d. to join in and become a party to, or to oppose any reorganization (including any consolidation, merger, or other capital changes) affecting any corporate securities which may at any time be held in the Fund, or any plan or agreement for the protection of the interests of the holders of any such securities; to participate in any such protective plan or agreement or any such reorganization to the same extent and as fully as though it was the absolute and individual owner of such securities; to deposit with any Committee or depositories pursuant to any such protective Plan or agreement or any such reorganization any securities held in the Trust Fund; to make payments from the Trust Fund of and charges or assessments imposed by the terms of any such protective plan or agreement on any such reorganization; and to receive and continue to hold in the Trust Fund any property allotted to the Trust Fund by reason of the Trustee's participation therein;

e. to vote, in person or by general or limited proxy, on any securities at any time held in the Trust Fund, at any meeting of security holders, with respect to any business which may come before the meeting; to execute general or limited proxies to one or more nominees; as holder of said securities, to consent to, approve and authorize any corporate act or proceeding, including any merger on consolidation, lease, mortgage or sale of corporate property, or dissolution or liquidation, whether or not proposed at any such meeting; to execute such instruments as may be necessary or appropriate therefore; and generally to exercise the powers of an owner with respect to stocks, bonds, securities, or other property;

f. to exercise any conversion or subscription rights appurtenant to any securities at any time held in the Trust Fund or to sell any such rights;

g. to execute, acknowledge and deliver any and all deeds, leases, assignments, and other instruments that it may deem necessary or proper in the exercise of any of its powers under this agreement;

h. to cause any property at any time held in the Trust Fund to be registered in the name of a nominee of the Trustee, without disclosure of the Trust, or to hold in bearer form any securities at any time held in the Trust Fund so that they will pass by delivery, but any such registration or holding by the Trustee shall not release it from its responsibility for the safe custody and disposition of the Trust Fund, in accordance with the terms and provisions of this agreement;

i. to improve, develop, repair, maintain, preserve, and operate any property held in the Trust Fund, or to invest and retain qualifying employer real property and lease such property to the Employer as permitted under the appropriate sections of ERISA and regulations promulgated thereunder;

j. to borrow from time to time money from persons or others (but not from a party in interest) for the purposes of the Trust created hereby on such terms and conditions as the Trustee may deem advisable;

k. to lend securities for such consideration and upon such terms and conditions as the Trustee, in its discretion, deems appropriate;

l. pursuant to direction by the Company or Committee, to borrow money from a party in interest or other persons where such borrowing constitutes an Acquisition Loan;

m. to employ suitable agents and counsel, and to pay their reasonable expenses and compensation;

n. to hold part or all of the Trust Fund uninvested in its own banking or trust department, if any, and the Trustee is further authorized to deposit, at interest, such funds of the Plans as it may from time to time deem appropriate in time deposits or savings accounts bearing a reasonable interest rate, including, specifically, deposits in the commercial banking departments in a Trustee bank;

o.    to invest and reinvest in Company Stock;

p. to invest and reinvest in bonds, notes, debentures, stocks, options, mutual funds, life insurance policies, mortgages, and vendors' interest in contracts for sale of real property or other property, real, personal or mixed, in such manner and to such extent as is prudent under the circumstances;

q. to transfer monies and assets of the Trust into common trust funds established for the Plan, including common trust funds held by a corporate Trustee (provided the Trustee is a national banking association);

r. to pool all or any of the Trust, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Company or an Employer and to commingle such assets and make joint or common investments and carry joint accounts or behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

s. to do all acts, whether or not expressly authorized herein, which it may deem necessary and proper for the protection of the property held hereunder, and to carry out the purposes of the Plan; and

t.    to vote Company Stock in accordance with Article VII hereof.

If there is more than one Trustee designated and acting under this Trust, all actions by the Trustee must be adopted by a majority of the Trustees.


SECTION 9.09  INVESTMENT MANAGER.

Upon written notice to the Trustee and the Committee, the Company may appoint one or more investment managers as described in section 3(38) of ERISA, which shall have the power to manage, acquire, or dispose of all or part of the Trust assets in accordance with the provisions of the Plan and Trust agreement. The Committee and investment manager shall execute a written agreement specifying the Trust assets to be managed and the investment manager's duties and responsibilities with respect to such assets, and in such agreement the investment manager shall acknowledge that it is a fiduciary with respect to the Plan and Trust. The Committee may authorize the investment manager to give written instructions to the Trustee with respect to acquiring, managing, and disposing of assets managed by the investment manager, and the Trustee shall follow such instructions and shall be under no duty to make an independent determination regarding whether the instruction is proper. The fees and expenses of an investment manager shall be paid by the Trust, except to the extent paid by the Employer.


SECTION 9.10  COMPENSATION OF TRUSTEE AND AGENTS.

The Trustee shall be entitled to reasonable compensation for its services. Compensation shall be comparable to charges for similar services made from time to time by other Trustees in the geographic area in which the Trustee has its principal business. Any Trustee shall be entitled to reimbursement for expenses properly and actually incurred in the administration of the Trust. It may employ such agents, attorneys, accountants, or assistants as it may from time to time deem necessary or advisable and fix the compensation to be paid to them. Such counsel or other agents may be counsel or other agents consulted or employed by the Employer. The expenses of the Trustee and the compensation of the persons so employed shall be paid by the Trust Fund or the Employer, as the Committee shall determine, on at least an annual basis. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan.


SECTION 9.11  REPORTS OF TRUSTEE.

The Trustee shall maintain records of receipts and disbursements and shall render reports as of the close of each final year of the Trust and within ninety (90) days following the resignation or removal of the Trustee shall file with the Committee an account for such year such form and containing such information as it deems necessary, provided that such information shall satisfy all applicable requirements imposed by ERISA. The records and accounts of the

Trustee may be audited annually by an independent firm of certified public accountants selected by the Committee.


SECTION 9.12  RESIGNATION, REMOVAL, AND SUBSTITUTION OF TRUSTEE.

A Trustee may resign at any time upon sixty (60) days notice to the Employer.
A Trustee may be removed at any time by the Company upon sixty (60) days written notice to the Trustee, with or without cause. Upon resignation or removal of the Trustee, the Committee shall appoint a successor Trustee which shall have the same powers and duties as are conferred upon the Trustee hereunder. Upon the delivery by a predecessor Trustee to the successor Trustee of all property of the Trust Fund, less such reasonable amount as it shall deem necessary to provide for its expenses, compensation, and any taxes or advances chargeable or payable out of the Trust Fund, the successor Trustee thereupon shall have the same powers and duties as were conferred upon the predecessor Trustee. No successor Trustee shall have any obligation or liability with respect to the acts or omissions of its predecessors.

In the event that a corporate Trustee merged or consolidated with another corporation or sells or transfers substantially all of its assets and business to another corporation, or is in any manner reorganized or reincorporated, then the resulting or acquiring corporation shall thereupon become the corporate Trustee hereunder without the execution of any instrument and without the need for any action by the Committee, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Trust Fund or the Plan.

The Trustee shall be appointed by the Committee. The appointment of a Trustee shall become effective as of the date the Committee receives the Trust's written acceptance of the appointment. The Trustees' signature on the Plan constitutes acceptance of the appointment. The Committee shall appoint a new Trustee, if the Trustee fails to accept its appointment in writing.



SECTION 9.13  THE COMMITTEE.

The Company shall certify to the Trustee from time to time the name(s) of the person(s) constituting the Committee. All directions to the Trustee by the Committee shall be in writing, properly certified by a Committee member. The Trustee shall be entitled to rely, without further inquiry upon all such written directions received from the Committee.


SECTION 9.14  AMENDMENT AND TERMINATION.

The Company shall have the right at any time, by an instrument in writing, duly executed and acknowledged and delivered to the Trustee, to modify, alter or amend this agreement, in whole or in part, and to terminate the Trust, in accordance with the express provisions of the

Plan. In no event, however, shall the duties, powers or liabilities of the Trustee hereunder be changed without its written consent.

SECTION 9.15  IRREVOCABILITY.

Subject to the provisions of the Plan, the Trust is declared to be irrevocable, and except as otherwise provided in Section 9.05, no part of the Trust Fund shall revert to or be recoverable by the Employer or be used for or diverted to any purposes other than for the exclusive benefit of Participants and Beneficiaries.

The previous paragraph shall not apply to a "qualified domestic relations order," as defined in section 414(p) of the Code, and any other domestic relations order permitted to be so treated by the Trustee under the provisions of the Retirement Equity Act of 1984. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under any domestic relations orders it determines to be qualified. To the extent provided under a "qualified domestic relations order," a former Spouse of a Participant shall be treated as the Participant's Spouse or Surviving Spouse for all purposes under the Plan.


SECTION 9.16  PARTIES TO THE TRUST AGREEMENT.

Any Employer which has adopted the Plan in accordance with the terms thereof shall become a party to this agreement, by signing the Plan or upon delivering a certified copy of a resolution to the effect that it agrees to adopt the Plan, to become a party to this agreement, and to be bound by all terms and conditions of the Plan and this agreement, as then in effect and as may thereafter be amended. The Committee shall have the sole authority to enforce this agreement and the Trustee shall in no event be required to deal with any person, except the Committee. The Trustee shall in all respects invest and administer the Trust Fund as a single fund for investment and accounting purposes, without identification as to individual Participants, Beneficiaries, or Employers.

An Employer shall cease to be a party to this agreement upon delivering to the Trustee a certified copy of a resolution terminating its participation in the Plan. In such event, or in the event of the merger, consolidation, sale of property or stock, separation, reorganization, or liquidation of any corporation that is a party to this agreement, the Trustee, until directed otherwise by the Committee, shall continue to hold, in accordance with the provisions of this agreement, that portion of the Trust Fund which, pursuant to the determination of the Committee, is attributable to the participation in the Plan of the Employees and their Beneficiaries affected by such termination or by such transaction.

SECTION 9.17  TRUSTEE ACTION.

If the Trustee consists of more than one person, the Trustees shall act by a majority of their number. The Trustees may authorize one or more specific Trustees to sign papers on their behalf.


                                   ARTICLE X
                       AMENDMENT, TERMINATION, AND MERGER

SECTION 10.01  AMENDMENT.

The Company reserves the right to amend the Plan and Trust, by written amendment and resolution of the Board of Directors of the Company, to the extent permitted under the Code and ERISA. No amendment affecting the rights or duties of the Trustee shall be effective without the written consent of the Trustees. No amendment to the plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.


SECTION 10.02  TERMINATION.

a. The Employer intends to continue the Plan indefinitely and to fund the Plan as required by law and its terms. However, the Company reserves the right to terminate the Plan at any time. If the Plan is totally or partially terminated, or in the event of a complete discontinuation of contributions under the Plan, a Participant whose participation in the Plan is terminated as a result of such total or partial termination or who is affected by the complete discontinuation of contributions to the Plan shall be one hundred percent (100%) Vested in such Participant's Accounts, determined as of the date of such total or partial termination.

b. Upon termination of the Plan, the Employer shall allocate the assets of the Plan, after the payment of or set aside for the payment of all expenses, among the Participants and their Beneficiaries in accordance with the Code and ERISA.

c. Upon termination of the Plan, and after all liabilities of the Plan to Participants and Beneficiaries have been satisfied, any residual assets of the Plan due to a section 415 excess contribution shall be distributed to the Employer, provided such distribution does not contravene any provision of the law or the Plan.

d. The allocation of benefits under this Article X shall be accomplished either through the continuance of the Trust, the creation of a new Trust, the payment of the benefits to be provided to the Participants or Beneficiaries, or the purchase of annuity contracts, as determined by the Employer.


SECTION 10.03  MERGER, CONSOLIDATION, OR TRANSFER.

The Company shall have the right at any time to merge or consolidate the Plan with any other Plan, or transfer the assets or liabilities of the Trust to any other Plan provided each Participant would (if the Plan were then terminated) receive a benefit immediately after such merger, consolidation or transfer which would equal or exceed the benefit the Participant would have been entitled to immediately before such merger, consolidation or transfer (if the Plan were then terminated).


                                   ARTICLE XI
                              TOP-HEAVY PROVISIONS

SECTION 11.01  APPLICABILITY.

If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this
Article XI shall supersede any conflicting provisions in the Plan.


SECTION 11.02  TOP-HEAVY DEFINITIONS.

Throughout this Section 11.02, certain words and phrases have meanings which are specifically defined for purposes of this Article XI of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase are capitalized. The definitions of these words and phrases are set forth below and, to the extent inconsistent, supersede the definitions of any such words and phrases which are set forth in Article II, or any other Article of the Plan.

a. "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the "determination period" was (1) an officer of the Employer, if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under section 415(b)(1)(A) of the Code; (2) an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under section 415(c)(1)(A) of the Code;
      (3) a five percent (5%) owner of the Employer; or (4) a one percent (1%) owner of the Employer who has an annual Compensation of more than $150,000. Compensation means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(e)(3), 402(h) or 403(b) of the Code. The "determination period" is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the Regulations thereunder.

b. "Top-Heavy Plan" means, for the Plan Year, any of the following conditions exists:

      1. If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

      2. If this Plan is a part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Required Aggregation Group exceeds sixty percent (60%).

      3. If this plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

c. "Super-Top-Heavy Plan" means, for the Plan Year, the Plan would be Top-Heavy when "ninety percent (90%)" is substituted for "sixty percent (60%)" each place it appears in (b) above.

d.    "Top-Heavy Ratio" means the following:

      1. If the Employer maintains one or more Defined Contribution Plans (including any simplified employee pension plan) and the Employer has not maintained any Defined Benefit Plan which during the five
              (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy ratio for this Plan alone or for the required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the Regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the Regulations thereunder.

      2. If the Employer maintains one or more Defined Contribution Plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of Account balances under the aggregated Defined Contribution Plan or Plans for all Key Employees, determined in accordance with (1) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated Defined Contribution Plan or Plans for all Participants, determined in accordance with
              (1) above, and the Present Value of accrued benefits under the Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), as determined in accordance with section 416 of the Code and the Regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

      3. For purposes of (1) and (2) above, the value of Account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in section 416 of the Code and the Regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The Account balances and accrued benefits of a Participant (a) who is not a Key Employee, but who was a Key Employee in a prior year, or (b) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with section 416 of the Code and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

              The accrued benefit of a Participant other than a Key Employee shall be determined under either; (a) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer; or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

e. "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

f. "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated); and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

g. "Determination Date" means for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

h. "Valuation Date" means the date as defined in Article II as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

i. "Present Value" means amounts determined by using the interest and mortality rates specified in the applicable plans. Notwithstanding the foregoing, all determinations shall be made in accordance with section 416 of the Code and the Regulations thereunder.


SECTION 11.03  MINIMUM ALLOCATION.

a. Except as otherwise provided in (c) and (d) below, the Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) (four percent (4%), if the Plan is Super-Top-Heavy) of such Participant's Compensation or in the case where the Employer has no Defined Benefit Plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer Contributions and Forfeitures, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution.

b. For purposes of computing the minimum allocation, Compensation means Compensation as defined in Article II.

c. The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

d. The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.


SECTION 11.04  NONFORFEITABILITY OF MINIMUM ALLOCATION.

The minimum allocation required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited pursuant to section 411(a)(3)(D) of the Code.


SECTION 11.05  ALLOCATION LIMITATIONS.

In determining the Defined Contribution Fraction under section 415(e)(3)(B) of the Code and pursuant to Section 5.03, "one hundred percent (100%)" shall be substituted for "one hundred twenty-five percent (125%)," unless the minimum allocation percentage under section 416(c)(2)(A) of the Code and Section 11.03(a) of the Plan is increased from "three percent (3%)" to "four percent (4%)" and the Plan is a Super-Top-Heavy Plan.

SECTION 11.06  TOP-HEAVY VESTING.

a. For any Plan Year during which the Plan is Top-Heavy, the vesting schedule below will automatically apply to all benefits within the meaning of section 411(a)(7) of the Code, except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section 11.06 does not apply to the Account balance(s) of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Employee's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to the Section 11.06.

b. The nonforfeitable interest of each Employee in his or her Account balance attributable to Employer contributions shall be as follows:

                                                                                     The nonforfeitable
              Years of Service:                                                        percentage is:
              Less than 2 years                                                               0%
              At least 2, but less than 3 years                                              20%
              At least 3, but less than 4 years                                              40%
              At least 4, but less than 5 years                                              60%
              At least 5, but less than 6 years                                              80%
              6 or more years                                                               100%

c. If the vesting schedule under the Plan becomes subject to or is no longer subject to the above schedule for any Plan Year, because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election provided in Section 5.10(g) of the Plan shall be available.


                                  ARTICLE XII
                               GENERAL PROVISIONS

SECTION 12.01  GOVERNING LAW.

The Plan and Trust are established under, and its validity, construction and effect shall be governed by the laws of the State of Texas. The parties to the Trust intend that the Trust be exempt from taxation under section 501(a) of the Code, and any ambiguities in its construction shall be resolved in favor of an interpretation which will affect such intention.


SECTION 12.02  POWER TO ENFORCE.

The Committee shall have authority to enforce the Plan on behalf of any and all persons having or claiming any interest in the Trust or Plan.


SECTION 12.03  ALIENATION OF BENEFITS.

Benefits under the Plan shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void, nor shall any such benefits be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such benefits. This Section 12.03 shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a "qualified domestic relations order" as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.


SECTION 12.04  NOT AN EMPLOYMENT CONTRACT.

The Plan is not and shall not be deemed to constitute a contract between the Employer and any Employees, or to be a consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall give or be deemed to give an Employee the right to remain in the employment of the Employer or to interfere with the right to be retained in the employ of the Employer any legal or equitable right against the Employer, or to interfere with the right of the Employer to discharge or retire any Employee at any time.





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
SECTION 12.05  DISCRETIONARY ACTS.

Any discretionary acts to be taken under the Plan with respect to the classification of Employees, contributions, or benefits shall be nondiscriminatory and uniform in nature and applicable to all persons similarly situated.


SECTION 12.06  INTERPRETATION.

If any provision or provisions of the Plan shall for any reason be invalid or unenforceable, the remaining provisions of the Plan shall be carried into effect, unless the effect thereof would be to materially alter or defeat the purposes of the Plan. All terms of the Plan and all discretion granted hereunder shall be uniformly and consistently applied to all the Employees, Participants, and Beneficiaries.


                                  ARTICLE XIII
                            PARTICIPATING EMPLOYERS

SECTION 13.01  ADOPTION BY OTHER EMPLOYERS.

Notwithstanding anything herein to the contrary, with the consent of the Company, any Affiliate may adopt this Plan and all of the provisions hereof, and participate herein and be known as a participating Employer, by a properly executed document evidencing said intent and will of such participating Employer.


SECTION 13.02  REQUIREMENTS OF PARTICIPATING EMPLOYERS.

a. Each such participating Employer shall be required to use the same Trustee as provided in the Plan.

b. The Trustee may, but shall not be required to, co-mingle, hold and invest as one Trust Fund all contributions made by participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or participating Employer who contributed such assets.

c. The transfer of any Participant from or to an Employer participating in the Plan, whether such Participant is an Employee of the Company or a participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as such Participant's accumulated service time with





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      the transferor or predecessor, and length of participation in the Plan, shall continue to accrue to such Participant's credit.

d. Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.


SECTION 13.03  DESIGNATION OF AGENT.

Each participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and the Committee for the purpose of this Plan, each participating Employer shall be deemed to have designated irrevocably the Company as its agent.
Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each participating Employer as related to its adoption of the Plan.


SECTION 13.04  PARTICIPATING EMPLOYER'S CONTRIBUTION.

Any contribution subject to allocation during each Plan Year shall be allocated among all Participants of all participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Committee, the Trustee shall keep separate books and records concerning the affairs of each Employer. In the event of an Employee transfer from one participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.


SECTION 13.05  DISCONTINUANCE OF PARTICIPATION.

Any participating Employer shall be permitted to discontinue or revoke its participation in the Plan, and the Committee may terminate the participation of any participating Employer. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable condition imposed shall be delivered to the Committee. Termination of a participating Employer's participation by the Committee shall be effected by written notice to the participating Employer when the Committee deems it appropriate, the Committee shall direct the Trustee thereafter to transfer, deliver, and assign Trust assets allocable to the Participants of such participating Employer to such new Trustee as shall have been designated by such participating Employer, in the event that it has established a separate plan for its Employees provided, however, that no such transfer shall be made, if the result is the elimination or reduction of any "accrued benefit" as described in Section
10.01. If no successor is designated, the Trustee shall retain such assets for the Employees of said participating Employer pursuant to the provisions of
Article X. In no such event shall any part of the corpus or income of the Trust, as it relates to such participating Employer be used or





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diverted for purposes other than for the exclusive benefit of the Employees of such participating Employer.


SECTION 13.06  COMMITTEE'S AUTHORITY.

The Committee shall have authority to make any and all necessary rules or regulations, binding upon all participating Employers and all Participants, to effectuate the purpose of this Article XIV.

                                  ARTICLE XIV
                                 SIGNATURE PAGE


IN WITNESS WHEREOF, this Plan has been executed the day and year written below. This Plan may be executed in any number or counterparts, each of which shall be deemed an original and no other counterpart need be produced.


Signed, sealed, and delivered on this 31st day of July, 1995.


UNITED STATES LIME & MINERALS, INC.


By:        [ILLEGIBLE]
   --------------------------------


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